DRAFT:(1) 24.02.04

                   AMENDED AND RESTATED MASTER DEFINITIONS AND
                              CONSTRUCTION SCHEDULE



                            DATED [12TH MARCH], 2004

                        PERMANENT FUNDING (NO. 1) LIMITED

                       PERMANENT MORTGAGES TRUSTEE LIMITED











                                 ALLEN & OVERY
                                     London

                                   CONTENTS

CLAUSE                                                                     PAGE

1.    Definitions..............................................................1
2.    Interpretation and Construction.........................................51
3.    Amendments..............................................................53
4.    Governing Law...........................................................53

Signatories...................................................................54

1.    DEFINITIONS

      In any agreement, instrument or deed expressly and specifically incorporating by reference this Master Definitions and Construction Schedule, the undersigned hereby agree in each Transaction Document the following words and expressions shall, unless otherwise defined therein or unless the context otherwise requires, have the following meanings:

      A PRINCIPAL DEFICIENCY SUB-LEDGER means one of four sub-ledgers of the Principal Deficiency Ledger corresponding to the Term A Advances which will be established and maintained pursuant to CLAUSE 4.3(B) of the Cash Management Agreement;

      AA PRINCIPAL DEFICIENCY SUB-LEDGER means one of four sub-ledgers of the Principal Deficiency Ledger corresponding to the Term AA Advances which will be established and maintained pursuant to CLAUSE 4.3(B) of the Cash Management Agreement;

      AAA PRINCIPAL DEFICIENCY SUB-LEDGER means one of four sub-ledgers of the Principal Deficiency Ledger corresponding to the Term AAA Advances, which will be established and maintained pursuant to CLAUSE 4.3(B) of the Cash Management Agreement;

      ACCESSION UNDERTAKING means a form of deed of accession to the Funding 1 Deed of Charge substantially in the form set out in Schedule 2 to the Funding 1 Deed of Charge;

      ACCOUNT BANK means the bank at which the Mortgages Trustee GIC Account, the Funding 1 GIC Account, and the Funding 1 Transaction Account are maintained from time to time, being as at the Closing Date, The Governor and Company of the Bank of Scotland situated at 116 Wellington Street, Leeds LS1 4LT and thereafter such other Authorised Entity as Funding 1 may choose with the prior written approval of the Security Trustee or as the Mortgages Trustee may choose with the prior written consent of the Beneficiaries;

      ACCRUED INTEREST means as at any date (the DETERMINATION DATE) on or after the date hereof and in relation to any Loan, interest on such Loan (not being interest which is currently payable on the determination date) which has accrued from and including the Monthly Payment Day immediately prior to the determination date to and including the determination date;

      ACT means the Data Protection Act 1998;

      ADDITIONAL FUNDING 1 LIQUIDITY FACILITY PROVIDER has the meaning given in CLAUSE 10.6(A) of the Funding 1 Deed of Charge;

      ADDITIONAL FUNDING 1 SECURITY means the security created under or pursuant to the Second Supplemental Funding 1 Deed of Charge;

      ADJUSTED RESERVE FUND LEVEL means the sum of:

      (a)    the amount standing to the credit of the General Reserve Fund; and

      (b) the amount (if any) then outstanding in respect of item (b) of the relevant Funding 1 Pre-Enforcement Principal Priority of Payments;

      ADVANCE means the aggregate of the amount advanced by the First Start-up Loan Provider to Funding 1 on the Initial Closing Date pursuant to the First Start-up Loan Agreement, the amount advanced by the Second Start-up Loan Provider to Funding 1 on the Second Issuer

      Closing Date pursuant to the Second Start-up Loan Agreement, the amount advanced by the Third Start-up Loan Provider to Funding 1 on the Third Issuer Closing Date, the amount advanced by the Fourth Start-up Loan Provider to Funding 1 on the Fourth Issuer Closing Date and the amount advanced by the Start-up Loan Provider or any New Start-up Loan Provider on the New Issuer Closing Date pursuant to any New Start-up Loan Agreement, or such part of such amount as shall be outstanding from time to time;

      AMENDED AND RESTATED MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE, MASTER DEFINITIONS SCHEDULE and MASTER DEFINITIONS and CONSTRUCTION SCHEDULE means this schedule as amended and restated from time to time;

      ALTERNATIVE INSURANCE RECOMMENDATIONS means the recommendations contained in the Offer Conditions provided by the Seller to Borrowers who elect to arrange independent buildings insurance for their Properties;

      ANNUALISED CPR means the result of:

                                 1-((1-M) ^ (12))

      where "M" is expressed as a percentage and determined as at the most recent Normal Calculation Date as indicated in the definition of Anticipated Cash Accumulation Period;

      ANTICIPATED CASH ACCUMULATION PERIOD means on any Normal Calculation Date, the anticipated number of months required to accumulate sufficient Principal Receipts to pay the Relevant Accumulation Amount in relation to the relevant Cash Accumulation Advance, which will be equal to:

                                     J+K-L
                                    -------
                                    Mx(NxO)

      calculated in months and rounded up to the nearest whole number, where:

      J =    the Relevant Accumulation Amount;

      K =    the  aggregate  principal  amount  outstanding  on   that   Normal
             Calculation Date of:

            (a) each Bullet Term Advance and Scheduled Amortisation Term Advance that was not fully repaid on its relevant Scheduled Repayment Date; and

            (b) each other Bullet Term Advance and Scheduled Amortisation Instalment, the Scheduled Repayment Date of which falls on or before the Scheduled Repayment Date of the relevant Bullet Term Advance or Scheduled Amortisation Instalment;

      L = the amount of any available cash already standing to the credit of the Cash Accumulation Ledger at the start of that Normal
            Calculation Date plus the aggregate amount of Cash Accumulation Requirement paid to Funding 1 since the previous Funding 1 Interest Payment Date;

      M =   means:

             (a) on any date prior to or including the 12th Normal Calculation Date to occur following the Initial Closing Date, the sum of each Monthly CPR on the

                     Normal Calculation Dates which have occurred since the Initial Closing Date divided by the number of those Calculation Dates; and

             (b)     on any subsequent date, the sum of each Monthly CPR on the
                     12  most  recent  Normal   Calculation  Dates  which  have
                     occurred prior to that date divided by 12;

      N =    0.85; and

      O =    the  aggregate   Outstanding   Principal  Balance  of  the  Loans
             comprising the Trust Property on the previous Normal Calculation Date (or, if none, the Initial Closing Date);

      IN ARREARS or IN ARREARS means, in respect of a Mortgage Account, that one or more Monthly Payments in respect of such Mortgage Account have become due and unpaid by a Borrower;

      ARREARS OF INTEREST means, in respect of a Loan on a given date, interest, principal (if applicable) and expenses which are due and payable on that date;

      ASSET TRIGGER EVENT means the event that occurs when there is an amount being debited to the AAA Principal Deficiency Sub-Ledger;

      ASSIGNMENT  OF  HALIFAX  MORTGAGE  RE  LIMITED  MIG  POLICIES  means   an
      assignment of the Halifax Mortgage Re Limited MIG Policies substantially in the form set out in Schedule [8] to the Mortgage Sale Agreement;

      ASSIGNMENT OF THIRD PARTY RIGHTS means an assignment of Related Security and rights of action against third parties substantially in the form set out in Schedule [7] to the Mortgage Sale Agreement;

      AUDITORS means KPMG Audit Plc of 1 Canada Square, Canary Wharf, London E14 5AG or such other internationally independent firm of auditors selected from time to time by, (in the case of the Mortgages Trustee), the Mortgages Trustee and the Security Trustee, or (in the case of Funding 1), Funding 1 and the Security Trustee;

      AUTHORISED ENTITY means (a) any entity the short term unsecured, unsubordinated and unguaranteed debt of which is rated at least A-1+ by S&P, P-1 by Moody's, and F1+ by Fitch or (b) any other entity approved in writing by the Security Trustee and the Rating Agencies, in each case being an institution authorised to carry on banking business (including accepting deposits) under the Financial Services and Markets Act 2000;

      AUTHORISED INVESTMENTS means:

      (a)    Sterling gilt-edged securities; and

      (b) Sterling demand or time deposits, certificates of deposit and short-term debt obligations (including commercial paper) provided that in all cases such investments have a maturity date of 90 days or less and mature on or before the next following Funding 1 Interest Payment Date and the short-term unsecured, unguaranteed and unsubordinated debt obligations of the issuing or guaranteeing entity or the entity with which the demand or time deposits are made (being an authorised person under the Financial Services and Markets Act 2000) are rated at least A-1+ by Standard & Poor's, P-1 by Moody's and F1+ by Fitch or their equivalents by three other internationally recognised rating agencies;

      AUTHORISED SIGNATORY means any authorised signatory referred to in, as applicable, the Funding 1 Transaction Account Mandate, the Funding 1 GIC Account Mandate and the Mortgages Trustee GIC Account Mandate;

      AVERAGE FIXED RATE LOAN BALANCE has the meaning given in the Funding 1 Swap Agreement;

      AVERAGE TRACKER RATE LOAN BALANCE has the meaning given in the Funding 1 Swap Agreement;

      AVERAGE VARIABLE RATE LOAN BALANCE has the meaning given in the Funding 1 Swap Agreement;

      BACS means the Bankers' Automated Clearing Service as amended from time to time or any scheme replacing the same;

      BANK ACCOUNT AGREEMENT means the agreement entered into on the Initial Closing Date between the Account Bank, the Mortgages Trustee, Funding 1, the Cash Manager and the Security Trustee which governs the operation of the Bank Accounts (excluding the Funding 1 Liquidity Stand-by Account) (as the same may be amended and/or supplemented from time to time);

      BANK ACCOUNTS means the Mortgages Trustee GIC Account, the Funding 1 GIC Account, the Funding 1 Transaction Account, the Funding 1 Liquidity Facility Stand-by Account and any additional or replacement bank accounts opened in the name of either the Mortgages Trustee and/or Funding 1 from time to time with the prior written consent of the Security Trustee and the Rating Agencies;

      BBB PRINCIPAL DEFICIENCY SUB-LEDGER means one of four sub-ledgers of the Principal Deficiency Ledger corresponding to the Term BBB Advances which will be established and maintained pursuant to CLAUSE 4.3(B) of the Cash Management Agreement;

      BENEFICIARIES means both Funding 1 and the Seller together, as beneficiaries of the Mortgages Trust, and shall include any other beneficiary of the Mortgages Trust from time to time pursuant to the terms of the Mortgages Trust Deed;

      BORROWER means, in relation to a Loan, the individual or individuals specified as such in the relevant Mortgage Terms together with the individual or individuals (if any) from time to time assuming an obligation to repay such Loan or any part of it;

      BUILDINGS POLICIES means:

      (a) all buildings insurance policies relating to freehold or heritable Properties which have been taken out in the name of the relevant Borrower (and, in the case of the Halifax Policies, the Seller) in accordance with the applicable Mortgage Terms or the Alternative Insurance Recommendations; and

      (b) all landlord's buildings insurance policies relating to leasehold Properties including Properties in Scotland held under a long lease;

      BULLET ACCUMULATION LIABILITY means, on any Funding 1 Interest Payment Date prior to any payment under item (d) of the Funding 1 Pre-Enforcement Principal Priority of Payments, the aggregate of each Relevant Accumulation Amount at that time of each Bullet Term Advance which is within a Cash Accumulation Period;

      BULLET  ACCUMULATION  SHORTFALL   means   at   any  time  that  the  Cash
      Accumulation   Ledger  Amount  is  less  than  the  Bullet   Accumulation
      Liability;

      BULLET TERM ADVANCE means any term advance where the full amount of principal in respect of that term advance is scheduled for repayment on a single Funding 1 Interest Payment Date (being the Scheduled Repayment
      Date);

      BUSINESS DAY means a day which is a London Business Day, a New York Business Day and a TARGET Business Day;

      CALCULATION DATE means the first day (or, if not a London Business Day, the next succeeding London Business Day) of each month or the date on which Funding 1 acquires a further interest in the Trust Property;

      CALCULATION PERIOD means the period from and including a Calculation Date to but excluding the next following Calculation Date;

      CALENDAR YEAR means a year from the beginning of 1st January to the end of 31st December;

      CAPITALISED ARREARS means, in relation to a Loan at any date (the DETERMINATION DATE), the amount (if any) at such date of any Arrears of Interest in respect of which, at the determination date, each of the following conditions have been satisfied:

      (a) the Seller has, by arrangement with the relevant Borrower, agreed to capitalise such Arrears of Interest; and

      (b) such Arrears of Interest have been capitalised and added, in the accounts of the Seller (or, if the determination date occurs after the Initial Closing Date, the Mortgages Trustee), to the principal amount outstanding in respect of such Loan;

      CAPITALISED EXPENSES means, in relation to a Loan, the amount of any expense, charge, fee, premium or payment (excluding, however, any Arrears of Interest) capitalised and added to the principal amount outstanding in respect of such Loan in accordance with the relevant Mortgage Terms (including for the avoidance of doubt, any High Loan-to-Value Fee);

      CAPITALISED INTEREST means the amount of interest that would have been paid on a Loan if not for the Borrower under that Loan taking a Payment Holiday;

      CASH means cash and/or amounts standing to the credit of a bank account, as the context shall require;

      CASH ACCUMULATION ADVANCE means a Bullet Term Advance or a Scheduled Amortisation Instalment which is within a Cash Accumulation Period;

      CASH ACCUMULATION LEDGER means the ledger established and maintained by the Cash Manager pursuant to CLAUSE 4.3(A) of the Cash Management Agreement;

      CASH ACCUMULATION LEDGER AMOUNT means, at any time, the amount standing to the credit of the Cash Accumulation Ledger at that time (immediately prior to any drawing to be applied on that Interest Payment Date and prior to any payment under item [(f)] of the Funding 1 Pre-Enforcement Principal Priority of Payments);

      CASH ACCUMULATION LIABILITY means,  on  any  Funding  1  Interest Payment
      Date, prior to any payment under item (d) of the Funding 1 Pre-Enforcement Principal Priority of Payments, the sum of:

      (a)    the Bullet Accumulation Liability at that time; and

      (b) the aggregate of each Relevant Accumulation Amount at that time of each Scheduled Amortisation Instalment which is within a Cash Accumulation Period;

      CASH ACCUMULATION PERIOD means the period beginning on the earlier of:

      (a) the commencement of the Anticipated Cash Accumulation Period relating to the Relevant Accumulation Amount; and

      (b) in respect of an Original Bullet Term Advance, six months prior to the Scheduled Repayment Date of that Original Bullet Term Advance and, in respect of an Original Scheduled Amortisation Instalment, three months prior to the Scheduled Repayment Date of that Original Scheduled Amortisation Instalment;

      and ending when Funding 1 has fully repaid the Bullet Term Advance or Scheduled Amortisation Instalment, as applicable;

      CASH ACCUMULATION REQUIREMENT means on a Calculation Date:

      (a) the outstanding principal amounts in relation to each Cash Accumulation Advance;

      (b) plus amounts due in paragraphs 2.2(a) and 2.2(b) of the Funding 1 Pre-Enforcement Principal Priority of Payments;

      (c) less the amount standing to the credit of the Cash Accumulation Ledger at the last Funding 1 Interest Payment Date (which amount was not distributed on that Funding 1 Interest Payment Date to the Issuer with the relevant Cash Accumulation Requirement);

      (d) less the sum of the Cash Accumulation Requirement paid to Funding 1 on a previous Distribution Date during the relevant Interest Period;

      CASH  ACCUMULATION  SHORTFALL  means,  at  any  time,   that   the   Cash
      Accumulation Ledger Amount is less than the Cash Accumulation Liability;

      CASH MANAGEMENT AGREEMENT means the cash management agreement entered into on the Initial Closing Date between the Cash Manager, the Mortgages Trustee, Funding 1, and the Security Trustee (as the same may be amended and/or supplemented from time to time);

      CASH MANAGEMENT SERVICES means the cash management services set out in the Cash Management Agreement;

      CASH MANAGER means Halifax acting, pursuant to the Cash Management Agreement, as agent for the Mortgages Trustee, Funding 1 and the Security Trustee inter alia to manage all cash transactions and maintain certain ledgers on behalf of the Mortgages Trustee, Funding 1 and the Security Trustee (which expression shall include such other person as may be appointed from time to time as Cash Manager pursuant to the Cash Management Agreement);

      CASH MANAGER TERMINATION EVENT has the meaning given in CLAUSE 13.1 of the Cash Management Agreement;

      CERTIFICATE OF TITLE means a solicitor's, licensed conveyancer's or (in Scotland) qualified conveyancer's report or certificate of title obtained by or on behalf of the Seller in respect of each Property substantially in the form of the pro-forma set out in the Standard Documentation;

      CLASS A NOTES means the Class A First Issuer Notes, the Class A Second Issuer Notes, the Class A Third Issuer Notes, the Class A Fourth Issuer Notes and any class A notes issued by any New Issuer;

      CLEARING AGENCY means an agency registered under provisions of section 17A of the United States Securities Exchange Act of 1934;

      CLEARING CORPORATION means a corporation within the meaning of the New York Uniform Commercial Code;

      CLEARSTREAM, LUXEMBOURG means Clearstream Banking, soci{e'}t{e'} anonyme;

      CLOSING DATE means the Initial Closing Date, the Second Issuer Closing Date, the Third Issuer Closing Date, the Fourth Issuer Closing (or the First Issuer Closing Date) Date and any New Issuer Closing Date;

      CLOSING TRUST PROPERTY means the Portfolio sold by the Seller to the Mortgages Trustee on any Closing Date;

      COLLECTION ACCOUNT means the collection account in the name of the Servicer which is from time to time used for the purpose of collecting, directly or indirectly, monies due in respect of the Loans and/or the Related Security forming part of the Trust Property;

      COMPLETION means the completion of the sale and purchase of the relevant Portfolio pursuant to and in accordance with CLAUSE 3 or 4 (as applicable) of the Mortgage Sale Agreement;

      CONVENTION means the Modified Following Business Day Convention as defined in the 2000 ISDA Definitions published by the International Swaps and Derivatives Associations;

      CORPORATE SERVICES AGREEMENTS means, together, the Funding 1 Corporate Services Agreement, the First Issuer Corporate Services Agreement, the Second Issuer Corporate Services Agreement, the Third Issuer Corporate Services Agreement, the Fourth Issuer Corporate Services Agreement and the Mortgages Trustee Corporate Services Agreement;

      CPR means on any Calculation Date the annualised principal repayment rate of all the Loans comprised in the Trust Property during the previous Calculation Period calculated as follows:

                                 1-((1-R) ^ (12))

      where "R" equals the result (expressed as a percentage) of the total Principal Receipts received during the period of one month (or, if shorter, from and including the Closing Date) ending on that Calculation Date divided by the aggregate Outstanding Principal Balance of the Loans comprised in the Trust Property as at the first day of that period;

      CURRENT FUNDING 1 SHARE means the amount of Trust Property beneficially owned by Funding 1 from time to time, as determined in accordance with CLAUSE 8 of the Mortgages Trust Deed;

      CURRENT FUNDING 1 SHARE PERCENTAGE means the percentage share of Funding 1 in the Trust Property from time to time, as determined in accordance with CLAUSE 8 of the Mortgages Trust Deed;

      CURRENT SELLER SHARE means the amount of Trust Property, beneficially owned by the Seller from time to time, as determined in accordance with CLAUSE 8 of the Mortgages Trust Deed;

      CURRENT SELLER SHARE PERCENTAGE means the percentage share of the Seller in the Trust Property from time to time as determined in accordance with CLAUSE 8 of the Mortgages Trust Deed;

      CURRENT SWAP AGREEMENTS means the relevant Issuer Swap Agreement and the Previous Issuer Swap Agreements;

      CURRENT SWAP EXCLUDED TERMINATION AMOUNT means, in relation to a Current Swap Agreement, an amount equal to:

      (a) the amount of any termination payment due and payable to the relevant Current Swap Provider as a result of a Current Swap Provider Default or following a Current Swap Provider Downgrade Termination Event;

      less

      (b) the amount, if any, received by the relevant Issuer from a replacement swap provider upon entry by that Issuer into an agreement with such replacement swap provider to replace such swap agreement which has terminated as a result of a Current Swap Provider Default or following a Current Swap Provider Downgrade Termination Event.

      CURRENT SWAP PROVIDER means the First Issuer Swap Providers and/or the Second Issuer Swap Providers and/or the Third Issuer Swap Providers and/or the Fourth Issuer Swap providers and/or any New Issuer Swap Providers;

      CURRENT SWAP PROVIDER DEFAULT means an Event of Default where the relevant current swap provider is the defaulting party (as defined in the relevant swap agreement);

      CURRENT SWAP PROVIDER DOWNGRADE TERMINATION EVENT means the occurrence of an additional termination event following the failure by a Second Issuer Swap Provider and/or a Third Issuer Swap Provider and/or a Fourth Issuer Swap Provider to comply with the requirements of the ratings down grade provisions (as set out in the relevant swap agreement);

      CUSTOMER FILES means the file or files relating to each Loan containing, inter alia:

      (a)    all material correspondence relating to that Loan; and

      (b) the completed mortgage documentation applicable to the Loan (other than the Title Deeds) including the Valuation Report and the solicitor's or licensed conveyancer's Certificate of Title,

      whether original documentation, electronic form or otherwise;

      DATA CONTROLLER means the Mortgages Trustee and the Beneficiaries;

      DATA PROCESSOR means the Servicer;

      DATA PROCESSOR AGREEMENT means the agreement entered into by, inter alios, the Data Controllers and the Data Processor dated 25th November, 2003 pursuant to which the Data Controllers appointed the Data Processor to process data on their respective behalfs;

      DATA SUBJECT has the same meanings as assigned to that term in the Act;

      D.D. DATE means the date of delivery to the Account Bank or BACS (as the case may be) of such instructions as may be necessary from time to time for the debit of a Borrower's account in respect of which there is a direct debit mandate;

      DEED OF ACCESSION means, as applicable, the First Deed of Accession, the Second Deed of Accession, the Third Deed of Accession and any New Deed of Accession;

      DEED OF ACCESSION AND RELEASE SUPPLEMENTAL TO THE FUNDING 1 DEED OF CHARGE means the deed so named dated 31st July, 2002;

      DEED OF CONSENT means a deed whereby a person in or intended to be in occupation of a Property situated in England and Wales agrees with the Seller to postpone his or her interest (if any) in the Property so that it ranks after the interest created by the relevant Mortgage;

      DEED OF POSTPONEMENT means a deed or agreement whereby a mortgagee of or the heritable creditor in relation to a Property agrees with the Seller to postpone its mortgage or standard security (as applicable) over the Property so that the sums secured by it will rank for repayment after the sums secured by the relevant Mortgage;

      DEEDSTORE LOAN means a type of Loan product that gives the Borrower the option to leave a small balance owing on the loan account so that the relevant Title Deeds can continue to be lodged with Halifax;

      DEEMED AAA RATING means the deemed rating of a Term Advance Rating where the corresponding Notes are rated, on the Closing Date thereof, A-1+ by S&P, P-1 by Moody's and F1+ by Fitch;

      DELAYED CASHBACK means in relation to any Loan, the agreement by the Seller to pay an amount to the relevant Borrower after a specified period of time following completion of the relevant Loan;

      DESIGNATED INTEREST PERIOD has the meaning given to it in CLAUSE 8.3 of the Funding 1 Liquidity Facility Agreement;

      DIRECT DEBITING SCHEME means the scheme for the manual or automated debiting of bank accounts operated in accordance with the detailed rules of certain members of the Association for Payment Clearing Services;

      DISTRIBUTION DATE means the date which is two London Business Days after each Calculation Date, being the date that the Mortgages Trustee shall distribute the Mortgages Trust Available Revenue Receipts and the Mortgages Trust Available Principal Receipts to Funding 1 and the Seller;

      DOUBLE TAXATION TREATY means any convention between the government of the United Kingdom and any other government for the avoidance of double taxation;

      DRAWDOWN DATE means, in respect of:

      (a)    the First Issuer Intercompany Loan, the Initial Closing Date;

      (b)    the  Second Issuer Intercompany Loan, the  Second  Issuer  Closing
             Date;

      (c)    the Third Issuer Intercompany Loan, the Third Issuer Closing Date;

      (d)    the Fourth  Issuer  Intercompany  Loan,  the Fourth Issuer Closing
             Date; and

      (e) any New Intercompany Loan, the date on which the New Term Advances thereunder are made;

      DRAWDOWN NOTICE means, in respect of an Intercompany Loan, a notice delivered by Funding 1 to the Issuer and the Security Trustee requesting a drawing under that Intercompany Loan Agreement;

      DTC means The Depository Trust Company;

      EARLY REPAYMENT FEE means any fee (other than a Redemption Fee) which a Borrower is required to pay in the event that the Borrower is in default or his or her Loan becomes repayable for any other mandatory reason or he or she repays all or any part of the relevant Loan before a specified date;

      ELIGIBLE GENERAL RESERVE FUND PRINCIPAL REPAYMENTS means:

      (a)    prior to the occurrence of a Trigger Event:

             (i) repayments of principal which are then due and payable in respect of the Original Bullet Term Advances; and

             (ii)  repayments  of principal in respect  of  Original  Scheduled
                   Amortisation   Term   Advances  on  their  respective  final
                   maturity dates only; and

      (b) on or after the occurrence of a Non-Asset Trigger Event but prior to the occurrence of an Asset Trigger Event, repayments of principal in respect of Original Bullet Term Advances and Original Scheduled Amortisation Term Advances on their respective final maturity dates only, in each case prior to the service of an Intercompany Loan Acceleration Notice on Funding 1 and taking into account any allocation of principal to meet any deficiency in Funding 1's Available Revenue Receipts;

      ELIGIBLE LIQUIDITY FACILITY PRINCIPAL REPAYMENTS means:

      (f)    prior to the occurrence of a Trigger Event:

             (i) repayments of principal which are then due and payable in respect of the Original Bullet Term Advances; and

             (ii)  repayments  of principal in respect  of  Original  Scheduled
                   Amortisation   Term   Advances  on  their  respective  Final
                   Repayment Dates only; and

      (g) on or after the occurrence of a Non-Asset Trigger Event but prior to the occurrence of an Asset Trigger Event, repayments of principal in respect of Original Bullet Term Advances and Original Scheduled Amortisation Term Advances on their respective Final Repayment Dates, in each case prior to the service of an Intercompany Loan Acceleration Notice on Funding 1 and taking into account any allocation of principal to meet any deficiency in Funding 1's Available Revenue Receipts.

      Following the occurrence of an Asset Trigger Event, the Funding 1 Liquidity Facility will not be available to repay principal in respect of Original Bullet Term Advances or Original Scheduled Term Advances;

      ELIGIBLE LIQUIDITY FUND PRINCIPAL REPAYMENTS means:

      (a)    prior to the occurrence of a Trigger Event:

             (i) repayments of principal which are then due and payable in respect of the Original Bullet Term Advances; and

             (ii)  repayments  of principal in respect  of  Original  Scheduled
                   Amortisation   Term   Advances  on  their  respective  Final
                   Repayment Dates only; and

      (b) on or after the occurrence of a Non-Asset Trigger Event but prior to the occurrence of an or Asset Trigger Event, repayments of principal in respect of Original Bullet Term Advances and Original Scheduled Amortisation Term Advances on their respective Final Repayment Dates, in each case prior to the service of an Intercompany Loan Acceleration Notice on Funding 1 and taking into account any allocation of principal to meet any deficiency in Funding 1's Available Revenue Receipts;

      ENCUMBRANCE has the same meaning as SECURITY INTEREST;

      ENFORCEMENT PROCEDURES means the procedures for the enforcement of Mortgages undertaken by the Servicer from time to time in accordance with the Seller's Policy;

      ENGLISH LOAN means a Loan which is secured by an English Mortgage;

      ENGLISH MORTGAGE means a Mortgage securing an English Loan;

      EUROCLEAR means Euroclear Bank S.A./N.V., as operator of the Euroclear System or the successor for the time being to such business;

      EXCHANGE ACT means the United States Securities Exchange Act of 1934, as amended;

      EXHIBIT means the exhibit to the Mortgage Sale Agreement which sets out details of the Provisional Portfolio and the Standard Documentation;

      EXTENSION REQUEST has the meaning given in CLAUSE 2.3(A) of the Funding 1 Liquidity Facility Agreement;

      FACILITY OFFICE means the office through which the Funding 1 Liquidity Facility Provider (or any replacement liquidity facility provider) will perform all or any of its obligations under the Funding 1 Liquidity Facility Agreement;

      FINAL REPAYMENT DATE means the final repayment date of each Term Advance, as specified in the relevant Issuer Master Definitions and Construction Schedule;

      FINANCIAL YEAR means the 12 month period ending on the last day of the calendar year;

      FIRST DEED OF ACCESSION means the first deed of accession to the Funding 1 Deed of Charge entered into on the Second Issuer Closing Date between Funding 1, the First Issuer, the Second Issuer, the Corporate Services Provider, the Account Bank, the Security Trustee, the Seller, the First Start-up Loan Provider, the Second Start-up Loan Provider, the Cash Manager, the Funding 1 Swap Provider and the Funding 1 Liquidity Facility Provider as supplemented, amended and/or restated from time to time;

      FIRST DEED OF AMENDMENT TO THE INTERCOMANY LOAN TERMS AND CONDITIONS means the first deed of amendment to the Intercompany Loan Terms and Conditions entered into on the Third Issuer Closing Date between Funding 1, the First Issuer, the Second Issuer, the Security Trustee and the Agent Bank;

      FIRST ISSUER means Permanent Financing (No. 1) PLC (registered number 4416192), a public limited company incorporated under the laws of England and Wales, whose registered office is at Blackwell House, Guildhall Yard, London EC2V 5AE;

      FIRST ISSUER CLOSING DATE means 14th June, 2002 or Initial Closing Date;

      FIRST ISSUER INTERCOMPANY LOAN AGREEMENT means the First Issuer Intercompany Loan Confirmation and the Intercompany Loan Terms and Conditions together entered into on the Initial Closing Date by the First Issuer, Funding 1 and the Security Trustee (as the same may be amended and/or supplemented from time to time);

      FIRST ISSUER SECURITY means security created by the First Issuer pursuant to the First Issuer Deed of Charge in favour of the First Issuer Secured Creditors;

      FIRST START-UP LOAN means the start-up loan that the First Start-up Loan Provider made available to Funding 1 pursuant to the First Start-up Loan Agreement;

      FIRST START-UP LOAN AGREEMENT means the agreement entered into on the Initial Closing Date between Funding 1, the First Start-up Loan Provider and the Security Trustee relating to the provision of the First Start-up Loan to Funding 1 (as the same may be amended and/or supplemented from time to time);

      FIRST START-UP LOAN PROVIDER means Halifax in its capacity as provider of the First Start-up Loan;

      FITCH means Fitch Ratings Limited;

      FIXED RATE LOANS means those Loans to the extent that and for such time that the interest rate payable by the Borrower on all or part of the Outstanding Principal Balance does not vary and is fixed for a certain period of time by the Seller;

      FLEXIBLE DRAW CAPACITY means an amount equal to the excess of (a) the maximum amount that Borrowers may draw under Flexible Loans included in the Trust Property (whether or not drawn) over (b) the aggregate principal balance of actual Flexible Loan advances in the Trust Property on the relevant Calculation Date;

      FLEXIBLE LOAN means a type of Loan product that typically incorporates features that give the Borrower options to, among other things, make further drawings on the loan account and/or to overpay or underpay interest and principal in a given month;

      FLEXIBLE LOAN CONDITIONS means Mortgage Conditions applicable to any Flexible Loan;

      FLEXIBLE LOAN DRAWING means any further drawing of monies made by a Borrower under a Flexible Loan other than the Initial Advance;

      FOURTH ISSUER means Permanent Financing (No. 4) PLC (registered number 4988201), a public limited company incorporated under the laws of England and Wales, whose registered office is at Blackwell House, Guildhall Yard, London EC2V 5AE;

      FOURTH ISSUER CLOSING DATE means on or about [12th] March, 2004;

      FOURTH ISSUER INTERCOMPANY LOAN AGREEMENT means the Fourth Issuer Intercompany Loan Confirmation and the Intercompany Loan Terms and Conditions together entered into on the Fourth Issuer Closing Date by the Fourth Issuer, Funding 1 and the Security Trustee (as the same may be amended and/or supplemented from time to time);

      FOURTH ISSUER SECURITY means the security created by the Fourth Issuer pursuant to the Fourth Issuer Deed of Charge in favour of the Fourth Issuer Secured Creditors;

      FOURTH START-UP LOAN means the start-up loan that the Fourth Start-up Loan Provider has made available to Funding 1 pursuant to the Fourth Start-up Loan Agreement;

      FOURTH START-UP LOAN AGREEMENT means the agreement entered into on the Fourth Issuer Closing Date between Funding 1, the Fourth Start-up Loan Provider and the Security Trustee relating to the provision of the Fourth Start-up Loan to Funding 1 (as the same may be amended and/or supplemented from time to time);

      FOURTH START-UP LOAN PROVIDER means Halifax in its capacity as provider of the Fourth Start-up Loan;

      [FREEDOM OF AGENCY INDEMNITY POLICY means the freedom of agency indemnity policy written by Royal & Sun Alliance Insurance PLC in favour of the Seller and any endorsements or extensions thereto as issued from time to time, or any such similar alternative or replacement policy or policies as may in future be issued in favour of the Seller; [HALIFAX TO CONFIRM WHETHER A SIMILAR POLICY EXISTS WITH ST ANDREW'S]]

      FSMA 2000 or FSMA means the Financial Services and Markets Act 2000 (as amended from time to time);

      FUNDING 1 means Permanent Funding (No. 1) Limited (registered number 4267660), a limited company incorporated under the laws of England and Wales, whose registered office is at Blackwell House, Guildhall Yard, London EC2V 5AE;

      FUNDING 1 AGREEMENTS or FUNDING 1 TRANSACTION DOCUMENTS means each of the Transaction Documents to which Funding 1 is a party (as the same may be amended, varied and/or supplemented from time to time) including (but not limited to) the Master Definitions and Construction Schedule the Servicing Agreement, the Mortgages Trust Deed, the Halifax

      Deed and Power of Attorney, the Funding 1 Deed of Charge (including, for the avoidance of doubt the Second Supplemental Funding 1 Deed of Charge), the Funding 1 Swap Agreement, the Funding 1 Corporate Services Agreement, the Funding 1 Liquidity Facility Agreement, each Intercompany Loan Agreement, the First Deed of Amendment to the Intercompany Loan Terms and Conditions, the Cash Management Agreement, the Bank Account Agreement, the Funding 1 Guaranteed Investment Contract, each Start-up Loan Agreement, the Mortgage Sale Agreement, each Scottish Declaration of Trust, the Seller Power of Attorney, the Insurance Acknowledgements, the Insurance Endorsements and all other agreements referred to therein or otherwise referred to as "Funding 1 Agreements" in each Accession Undertaking entered into by, inter alios, Funding 1 and the Security Trustee, from time to time;

      FUNDING 1 AVAILABLE PRINCIPAL RECEIPTS means on the day falling four Business Days prior to each Funding 1 Interest Payment Date, an amount equal to the aggregate of:

      (a) all Funding 1 Principal Receipts received by Funding 1 during the Interest Period ending on the relevant Funding 1 Interest Payment Date;

      (b) all other Funding 1 Principal Receipts standing to the credit of the Cash Accumulation Ledger which are to be applied on the next Funding 1 Interest Payment Date to repay a Bullet Term Advance and/or, subject to Rule 1 as set out in paragraph 2.2(a) of Part II of Schedule 3 to the Funding 1 Deed of Charge, a Scheduled Amortisation Instalment, or to make a payment under items (a) or
             (b) of the Funding 1 Pre-Enforcement Principal Priority of Payments and, if such Funding 1 Interest Payment Date occurs on or after a Trigger Event, the remainder of such receipts standing to the credit of the Cash Accumulation Ledger;

      (c) the amounts (if any) to be credited to the Principal Deficiency Ledger pursuant to paragraphs (g), (i), (k) and (m) in the Funding 1 Pre-Enforcement Revenue Priority of Payments on the relevant Funding 1 Interest Payment Date;

      (d) in so far as available for and needed to make Eligible Liquidity Facility Principal Repayments, any amounts available to be drawn under the Funding 1 Liquidity Facility (but less any amounts applied or to be applied on the relevant date in payment of interest and other revenue expenses as set out in paragraphs (a) to (f), (h) and (l) of the Funding 1 Pre-Enforcement Revenue Priority of Payments plus any amounts which will be repaid to the Funding 1 Liquidity Facility Provider under item (a) of the relevant priority of payments (relating to the allocation of Funding 1 Available Principal Receipts) on the next Funding 1 Interest Payment Date (i.e. occurring at the end of such period of four business days) to the extent that such repayment is available to be redrawn on that Funding 1 Interest Payment Date); and

      (e) in so far as available for and needed to make Eligible General Reserve Fund Principal Repayments, the amount that would then be standing to the credit of the General Reserve Ledger (but less any amounts applied or to be applied on the relevant date in payment of interest and other revenue expenses as set out in paragraphs
             (a) to (n) (inclusive) of the Funding 1 Pre-Enforcement Revenue Priority of Payments plus any amounts which will be credited to the General Reserve Ledger under item (b) of the relevant priority of payments (relating to the allocation of Funding 1 Available Principal Receipts) on the next Funding 1 Interest Payment Date (i.e. occurring at the end of such period of four Business Days),

      (f) in so far as available for and needed to make Eligible Liquidity Reserve Fund Principal Repayments, the amount that would then be standing to the credit of the Liquidity Reserve Ledger (but less any amounts applied or to be applied on the relevant date in payment of interest and other revenue expenses as set out in paragraphs (a) to (n) (inclusive) of the Funding 1 Pre-Enforcement Revenue Priority of Payments plus any amounts which will be credited to the Liquidity Reserve Ledger under item (c) of the relevant priority of payments (relating to the allocation of Funding 1 Available Principal Receipts) on the next Funding 1 Interest Payment Date (i.e. occurring at the end of such period of four Business Days), less

      (g) the amounts to be applied on the relevant Funding 1 Interest Payment Date to pay paragraphs (a) to (f) (inclusive), (h), (j) and (l) of the Funding 1 Pre-Enforcement Revenue Priority of Payments;

      FUNDING 1 AVAILABLE REVENUE RECEIPTS means for each Funding 1 Interest Payment Date, an amount calculated on the day falling four Business Days prior to such Funding 1 Interest Payment Date, and equal to the aggregate of:

      (a) all Mortgages Trust Available Revenue Receipts distributed or to be distributed to Funding 1 during the then current Interest Period;

      (b) any amounts paid or to be paid by the Seller to Funding 1 during the then current Interest Period in consideration of the seller acquiring a further interest in the Trust Property;

      (c) other net income of Funding 1 including all amounts of interest received on the Funding 1 GIC Account, the Funding 1 Transaction Account and/or Authorised Investments, amounts received by Funding 1 under the Funding 1 Swap Agreement (other than any early termination amount received by Funding 1 under the Funding 1 Swap Agreement), in each case to be received during the then current Interest Period; and

      (d)    the  amounts  then  standing to the credit of the General  Reserve
             Ledger,

      less any payment made by the Seller to Funding 1 during the then current Interest Period of the amount outstanding under an Intercompany Loan and less the proceeds of any New Intercompany Loan received by Funding 1 during the then current Interest Period;


      FUNDING 1 BANK ACCOUNTS means the Funding 1 GIC Account, the Funding 1 Transaction Account, the Funding 1 Liquidity Facility Stand-by Account and such other bank account(s) held in the name of Funding 1 with the approval of the Security Trustee from time to time;

      FUNDING 1 CHARGED PROPERTY means the property charged by Funding 1 pursuant to the Funding 1 Deed of Charge and includes, for the avoidance of doubt, the property charged by Funding 1 pursuant to the Second Supplemental Funding 1 Deed of Charge;

      FUNDING 1 CORPORATE SERVICES AGREEMENT means in respect of Holdings, Funding 1 and the Post-Enforcement Call Option Holder, the agreement dated on the Initial Closing Date and made between the Funding 1 Corporate Services Provider, the Share Trustee, Holdings, Funding 1, the Post-Enforcement Call Option Holder, Halifax and the Security Trustee for the provision by the Funding 1 Corporate Services Provider of certain corporate services and personnel to Funding 1, Holdings and the Post-Enforcement Call Option Holder (as the same may be amended and/or supplemented from time to time);

      FUNDING 1 CORPORATE SERVICES FEE LETTER means the letter dated the date of the Funding 1 Corporate Services Agreement between, inter alios,
      Funding 1, PECOH, Holdings, the Security Trustee and the Funding 1 Corporate Services Provider, setting out the amount of fees payable to the Funding 1 Corporate Services Provider by Funding 1;

      FUNDING 1 CORPORATE SERVICES PROVIDER means Structured Finance Management Limited or such other person or persons for the time being acting as corporate services provider to Funding 1, Holdings and the Post-Enforcement Call Option Holder under the Funding 1 Corporate Services Agreement;

      FUNDING 1 DEED OF CHARGE means the deed of charge entered into on the Initial Closing Date between Funding 1, the First Issuer, the Corporate Services Provider, the Account Bank, the Security Trustee, the Seller, the First Start-up Loan Provider, the Cash Manager, the Funding 1 Swap Provider and the Funding 1 Liquidity Facility Provider, as supplemented and amended by the Deed of Accession and Release Supplemental to the Funding 1 Deed of Charge, the Second Supplemental Funding 1 Deed of Charge and as supplemented and amended by the First Deed of Accession, the Second Deed of Accession and the Third Deed of Accession and as the same may be further supplemented, amended and/or restated or varied from time to time;

      FUNDING 1 GIC ACCOUNT means the account in the name of Funding 1 and the Security Trustee (sort code 12-24-55, account number 00998203) held at the Account Bank and maintained subject to the terms of the Funding 1 Guaranteed Investment Contract, the Bank Account Agreement and the Funding 1 Deed of Charge or such additional or replacement account as may for the time being be in place with the prior consent of the Security Trustee;

      FUNDING 1 GIC ACCOUNT AGREEMENT has the same meaning as FUNDING 1 GUARANTEED INVESTMENT CONTRACT;

      FUNDING 1 GIC ACCOUNT MANDATE means the bank account mandate between Funding 1 and the Account Bank relating to the operation of the Funding 1 GIC Account;

      FUNDING 1 GIC BALANCE means, on any day during an Interest Period, the amount standing to the credit of the Funding 1 GIC Account as at the opening of business on such day;

      FUNDING 1 GIC PROVIDER means The Governor and Company of the Bank of Scotland acting pursuant to the Funding 1 Guaranteed Investment Contract and or such other person for the time being acting as provider of a guaranteed investment contract to Funding 1;

      FUNDING 1 GIC RATE means the rate of interest accruing on the balance standing to the credit of the Funding 1 GIC Account equal to a rate of three month LIBOR less 0.25 per cent. per annum;

      FUNDING 1 GUARANTEED INVESTMENT CONTRACT or FUNDING 1 GIC ACCOUNT AGREEMENT means the guaranteed investment contract entered into on the Initial Closing Date between Funding 1, the Funding 1 GIC Provider, the Cash Manager and the Security Trustee, in relation to interest to be earned on the Funding 1 GIC Balance (as the same may be amended and/or supplemented from time to time);

      FUNDING 1 INCOME DEFICIT means the amount of the shortfall between Funding 1 Available Revenue Receipts (including the General Reserve Fund) and the amounts required to pay items (a) to (f) (inclusive), (h), (j), and (i) of the Funding 1 Pre-Enforcement Revenue Priority of Payments

      FUNDING 1 INTEREST PAYMENT DATE means the 10th day of September, December, March and June in each year (or, if such day is not a Business Day, the next succeeding Business Day);

      FUNDING 1 LEDGERS means the Funding 1 Principal Ledger, the Funding 1 Revenue Ledger, the General Reserve Ledger, the Liquidity Reserve Ledger, the Principal Deficiency Ledger, the Intercompany Loan Ledger, the Cash Accumulation Ledger and the Funding 1 Liquidity Facility Ledger;

      FUNDING 1 LIQUIDITY DOCUMENTS means the Funding 1 Liquidity Facility Agreement, a Novation Certificate or any other document designated as such by the Funding 1 Liquidity Facility Provider and Funding 1;

      FUNDING 1 LIQUIDITY DRAWING means a Funding 1 Liquidity Facility Drawing or a Funding 1 Liquidity Facility Stand-by Drawing as the context so requires;

      FUNDING 1 LIQUIDITY FACILITY means the sterling advances facility made in respect of certain of the payment obligations of Funding 1 arising out of the First Issuer Intercompany Loan Agreement, and/or the Second Issuer Intercompany Loan Agreement and/or the Third Issuer Intercompany Loan Agreement, and/or the Fourth Issuer Intercompany Loan made available by the Funding 1 Liquidity Facility Provider to Funding 1 under the Funding 1 Liquidity Facility Agreement and drawable by way of Funding 1 Liquidity Facility Drawings and/or Funding 1 Liquidity Facility Stand-by Drawings;

      FUNDING 1 LIQUIDITY FACILITY AGREEMENT means the liquidity facility agreement made on the Initial Closing Date as amended and restated on the Second Issuer Closing Date, the Third Issuer Closing Date and as further amended and restated on the Fourth Issuer Closing Date and from time to time between Funding 1, the Funding 1 Liquidity Facility Provider, the Cash Manager and the Security Trustee pursuant to which the Funding 1 Liquidity Facility Provider agreed to provide Funding 1, from time to time during the Funding 1 Liquidity Facility Commitment Period, with advances for the purposes specified therein, subject to and in accordance with the terms thereof (as the same may be further amended and/or supplemented from time to time);

      FUNDING 1 LIQUIDITY FACILITY COMMITMENT means, as at the Fourth Issuer Closing Date, {pound-sterling}150,000,000, or such other amount as may be calculated in accordance with CLAUSE 2.2 (Facility Limits) and/or CLAUSE
      7.2 (Voluntary Cancellation) from time to time;

      FUNDING 1 LIQUIDITY FACILITY COMMITMENT PERIOD means,  subject  to CLAUSE
      2.3 of the Funding 1 Liquidity Facility Agreement, the period from and including the Initial Closing Date up to and excluding the Funding 1 Liquidity Facility Commitment Termination Date;

      FUNDING 1 LIQUIDITY FACILITY COMMITMENT TERMINATION DATE means, subject to being extended in accordance with CLAUSE 2.3 of the Funding 1
      Liquidity Facility Agreement, the date falling 364 days after the Initial Closing Date or, if such date is not a Business Day, the preceding Business Day or, if earlier, the date on which the Funding 1 Liquidity Facility Commitment is reduced to zero pursuant to the provisions of the Funding 1 Liquidity Facility Agreement;

      FUNDING 1 LIQUIDITY FACILITY DEFAULT means an event specified as such in CLAUSE 16.1 of the Funding 1 Liquidity Facility Agreement;

      FUNDING 1 LIQUIDITY FACILITY DRAWDOWN DATE means the date of the advance of a Funding 1 Liquidity Facility Drawing or a Funding 1 Liquidity Facility Stand-by Drawing which date shall be an Funding 1 Interest Payment Date;

      FUNDING 1 LIQUIDITY FACILITY DRAWDOWN NOTICE means a notice substantially in the form set out in Schedule 3 to the Funding 1 Liquidity Facility Agreement;

      FUNDING 1 LIQUIDITY FACILITY DRAWING means a drawing (other than a Funding 1 Liquidity Facility Stand-by Drawing) made or to be made under the Funding 1 Liquidity Facility;

      FUNDING 1 LIQUIDITY FACILITY INTEREST PERIOD means, with respect to a Funding 1 Liquidity Facility Loan, each successive period beginning on (and including) an Funding 1 Interest Payment Date and ending on (but excluding) the next following Funding 1 Interest Payment Date except that the first Funding 1 Liquidity Facility Interest Period shall start on the Funding 1 Liquidity Facility Drawdown Date for that Funding 1 Liquidity Facility Loan and end on the day before the next following Funding 1 Interest Payment Date;

      FUNDING 1 LIQUIDITY FACILITY LEDGER means a ledger to be maintained by the Cash Manager pursuant to CLAUSE 4.3 of the Cash Management Agreement;

      FUNDING 1 LIQUIDITY FACILITY LOAN means the aggregate principal amount of all Funding 1 Liquidity Facility Drawings and Funding 1 Liquidity Facility Stand-by Drawings for the time being advanced and outstanding under the Funding 1 Liquidity Facility;

      FUNDING 1 LIQUIDITY FACILITY MARGIN means nought point five per cent. (0.50%) per annum;

      FUNDING 1 LIQUIDITY FACILITY PROVIDER means JPMorgan Chase Bank, acting through its office at 125 London Wall, London EC2Y 5AJ and/or such other bank or banks with at least the Requisite Ratings which agrees to provide a liquidity facility to Funding 1 on substantially similar terms to the Funding 1 Liquidity Facility Agreement;

      FUNDING 1 LIQUIDITY FACILITY REQUEST means a request substantially in the form set out in Schedule 3 to the Funding 1 Liquidity Facility Agreement made by Funding 1 for a Funding 1 Liquidity Facility Drawing or a Funding 1 Liquidity Facility Stand-by Drawing pursuant to a Funding 1 Liquidity Drawdown Notice;

      FUNDING 1 LIQUIDITY FACILITY STAND-BY ACCOUNT means an account to be opened in the name of Funding 1 with the Funding 1 Liquidity Facility Provider or, if the Funding 1 Liquidity Facility Provider ceases to have the Requisite Ratings, the Funding 1 Account Bank or, if the Funding 1 Account Bank ceases to have the Requisite Ratings, a bank which has the Requisite Ratings;

      FUNDING 1 LIQUIDITY FACILITY STAND-BY DEPOSIT means the amount standing to the credit of the Funding 1 Liquidity Facility Stand-by Account from time to time together with interest on such deposit;

      FUNDING 1 LIQUIDITY FACILITY STAND-BY DRAWING means a drawing (other than a Funding 1 Liquidity Facility Drawing) made or to be made under the Funding 1 Liquidity Facility;

      [FUNDING 1 LIQUIDITY PRINCIPAL SHORTFALL means as applicable, at any time, the amount by which:

      (a) prior to the occurrence of a Trigger Event, the aggregate amount of Funding 1's obligation to repay when due and payable:

             (i) the principal amount due and payable in respect of the relevant Original Bullet Term Advances on their respective Scheduled Repayment Dates (and to the extent not repaid on such Scheduled Repayment Dates, on each Funding 1 Interest Payment Date thereafter); and

             (ii) the principal amount due and payable in respect of the relevant Original Scheduled Amortisation Term Advances on their respective Final Repayment Dates;

      (b) following the occurrence of a Non-Asset Trigger Event but prior to the occurrence of an Asset Trigger Event, the aggregate amount of Funding 1's obligation to repay when due and payable:

             (i) the principal amount due and payable in respect of the relevant Original Bullet Term Advances on their respective Final Repayment Dates; and

             (ii) the principal amount due and payable in respect of the relevant Original Scheduled Amortisation Term Advances on their respective Final Repayment Dates; or

      exceeds the sum of:

             (A)   the Funding 1 Available Principal Receipts

             less:

             (B) amounts (if any) ranking prior to the applicable payment described in PARAGRAPH (A) OR (B) above in the Funding 1 Pre-Enforcement Principal Priority of Payments at that date; and

      FUNDING 1 LIQUIDITY REVENUE SHORTFALL means at any time, the amount by which the aggregate of Funding 1's obligations in respect of items listed in PARAGRAPH 2.2 (A) to (F), (H) (J) and (L) of the Funding 1 Pre-Enforcement Revenue Priority of Payments exceeds the amount of Funding 1 Available Revenue Receipts.]

      FUNDING  1  LIQUIDITY  SHORTFALL means  a  Funding  1  Liquidity  Revenue
      Shortfall  and/or  a  Funding   1   Liquidity   Principal  Shortfall,  as
      applicable;

      FUNDING 1 LIQUIDITY SUBORDINATED AMOUNTS means the sum of (a) any additional amounts due to any withholding taxes and increased costs on the provision of the Funding 1 Liquidity Facility and (b) any additional costs incurred by the Funding 1 Liquidity Facility Provider to comply with the requirements of the Bank of England, the Financial Services Authority and/or the European Central Bank and/or changes to the capital adequacy rules applicable to the Funding 1 Liquidity Facility Provider and Funding 1;

      FUNDING 1 POST-ENFORCEMENT PRIORITY OF PAYMENTS means the order of priority in which the Security Trustee will apply all monies following an Intercompany Loan Event of Default and enforcement of the Funding 1 Security (as set out in Part III of Schedule 3 to the Funding 1 Deed of Charge);

      FUNDING 1 POWER OF ATTORNEY means the Security Power of Attorney;

      FUNDING 1 PRE-ENFORCEMENT PRINCIPAL PRIORITY OF PAYMENTS means the order in which, prior to enforcement of the Funding 1 Security, the Cash Manager will apply the Funding 1 Available Principal Receipts on each Funding 1 Interest Payment Date, as set out in Part II of Schedule 3 to the Funding 1 Deed of Charge;

      FUNDING 1 PRE-ENFORCEMENT REVENUE PRIORITY OF PAYMENTS means the order of priority in which Funding 1 Available Revenue Receipts will be applied prior to the enforcement of the Funding 1 Security as set out in Part I of Schedule 3 to the Funding 1 Deed of Charge;

      FUNDING 1 PRINCIPAL LEDGER means the ledger on which receipts and payments of Funding 1 Principal Receipts will be recorded by the Cash Manager;

      FUNDING 1 PRINCIPAL PRIORITY OF PAYMENTS means the order of priority for the application of Funding 1 Available Principal Receipts, prior to enforcement of the Funding 1 Security, set out in each Intercompany Loan Agreement and in Part II of Schedule 3 to the Funding 1 Deed of Charge;

      FUNDING 1 PRINCIPAL RECEIPTS means the Funding 1 Share of Principal Receipts received by Funding 1 from the Mortgages Trustee on each Distribution Date;

      FUNDING 1 PRIORITY OF PAYMENTS means, as applicable, the Funding 1 Post-Enforcement Priority of Payments, the Funding 1 Pre-Enforcement Revenue Priority of Payments and/or, as the case may be, the Funding 1 Principal Priorities of Payment;

      FUNDING 1 REVENUE LEDGER means the ledger on which the Cash Manager will record all monies received by Funding 1 during an Interest Period other than the Funding 1 Principal Receipts;

      FUNDING 1 REVENUE RECEIPTS means the Funding 1 Share of Mortgages Trust Available Revenue Receipts received by Funding 1 from the Mortgages Trustee on each Distribution Date;

      FUNDING 1 SECURED CREDITORS means the Security Trustee, the Funding 1 Swap Provider, the Cash Manager, the Funding 1 Liquidity Facility Provider, the Account Bank, the First Issuer, the Second Issuer, the Third Issuer, the Fourth Issuer the Seller, the Corporate Services Provider, the First Start-up Loan Provider, the Second Start-up Loan Provider, the Third Start-up Loan Provider, the Fourth Start-up Loan Provider, the Funding 1 GIC Provider and such other creditors of Funding 1 who may accede to the Funding 1 Deed of Charge from time to time pursuant to an Accession Undertaking (including, for the avoidance of doubt, any New Issuer);

      FUNDING 1 SECURED OBLIGATIONS means the moneys and liabilities which Funding 1 covenants and undertakes in CLAUSE 2 of the Funding 1 Deed of Charge to pay or discharge and all claims, demands or damages for breach of any such covenant, and references to Funding 1 Secured Obligations includes references to any of them;

      FUNDING 1 SECURITY means the security granted by Funding 1 to the Security Trustee under and pursuant to the terms of the Funding 1 Deed of Charge;

      FUNDING 1 SHARE means, prior to the first Calculation Date, the Initial Funding 1 Share and thereafter means the Current Funding 1 Share;

      FUNDING 1 SHARE PERCENTAGE means, prior to the first Calculation Date, the Initial Funding 1 Share Percentage and thereafter means the Current Funding 1 Share Percentage;

      FUNDING 1 SHARE/SELLER SHARE LEDGER means the ledger to be maintained by the Cash Manager (in accordance with the Cash Management Agreement and the Mortgages Trust Deed), on behalf of the Mortgages Trustee and the Beneficiaries, to record the Current Funding 1 Share, the Current Funding 1 Share Percentage, the Current Seller Share and the Current Seller Share Percentage of the Trust Property;

      FUNDING 1 SWAP means the swap documented under the Funding 1 Swap Agreement which enables Funding 1 to hedge against the possible variance between the Mortgages Trustee Variable Base Rate payable on the Variable Rate Loans, the fixed rates of interest payable on the Fixed Rate Loans and the rates of interest payable on the Tracker Rate Loans and a LIBOR based rate for three-month sterling deposits;

      FUNDING 1 SWAP AGREEMENT means the ISDA Master Agreement and schedule relating to the Funding 1 Swap entered into on the Initial Closing Date (as amended and restated on the Second Issuer Closing Date on the Third Issuer Closing Date and as further amended and restated on the Fourth
      Issuer Closing Date and from time to time) and any confirmation documented thereunder from time to time, each between Funding 1, the Funding 1 Swap Provider and the Security Trustee (as the same may be further amended and/or restated from time to time);

      FUNDING 1 SWAP EXCLUDED TERMINATION AMOUNT means in relation to the Funding 1 Swap Agreement an amount equal to:

      (a) the amount of any termination payment due and payable to the Funding 1 Swap Provider as a result of a Funding 1 Swap Provider Default or a Funding 1 Swap Provider Downgrade Termination Event;

      less

      (a) the amount, if any, received by Funding 1 from a replacement swap provider upon entry by Funding 1 into an agreement with such replacement swap provider to replace the Funding 1 Swap Agreement which has terminated as a result of such Funding 1 Swap Provider Default or following the occurrence of such Funding 1 Swap Provider Downgrade Termination Event;

      FUNDING 1 SWAP PROVIDER means Halifax acting in its capacity as the Funding 1 Swap Provider pursuant to the Funding 1 Swap Agreement;

      FUNDING 1 SWAP PROVIDER DEFAULT means the occurrence of an Event of Default (as defined in the Funding 1 Swap Agreement) where the Funding 1 Swap Provider is the Defaulting Party (as defined in the Funding 1 Swap Agreement);

      FUNDING 1 SWAP PROVIDER DOWNGRADE TERMINATION EVENT means the occurrence of an Additional Termination Event (as defined in the Funding 1 Swap Agreement) following the failure by the Funding 1 Swap Provider to comply with the requirements of the ratings downgrade provisions set out in the Funding 1 Swap Agreement;

      FUNDING 1 TRANSACTION ACCOUNT means the account in the name of Funding 1 (account no. 00998318, sort code 12-24-55) held with the Account Bank and maintained subject to the terms of the Bank Account Agreement and the Funding 1 Deed of Charge or such other account as may for the time being be in place with the prior consent of the Security Trustee and designated as such;

      FUNDING 1 TRANSACTION ACCOUNT MANDATE means the bank account mandate between Funding 1 and the Account Bank relating to the operation of the Funding 1 Transaction Account;

      FUNDING 1 TRANSACTION DOCUMENTS has the same meaning as "Funding 1 Agreements";

      FUNDING 2 means Permanent Funding (No. 2) PLC (registered number 4441772), a public limited company incorporated under the laws of England and Wales, whose registered office is at Blackwell House, Guildhall Yard, London EC2V 5AE;

      FURTHER ADVANCE means, in relation to a Loan, any advance of further money to the relevant Borrower following the making of the Initial Advance which is secured by the same Mortgage as the Initial Advance but does not include the amount of any retention advanced to the relevant Borrower as part of the Initial Advance after completion of the Mortgage and does not include a Flexible Loan Drawing nor a Home Cash Reserve Advance;

      FUTURE TRUST PROPERTY means any or all New Portfolios to be sold to the Mortgages Trustee on any Sale Date;

      GENERAL RESERVE FUND means the fund established from the proceeds of the First Start-up Loan Agreement, the Second Start-up Loan, the Third Start-up Loan and any New Start-up Loan Agreement which may be used by Funding 1 to meet any deficit in Revenue Receipts or Principal Receipts;

      GENERAL RESERVE FUND REQUIRED AMOUNT means {pound-sterling}{circle};

      GENERAL RESERVE FUND THRESHOLD means the lesser of:

      (a)    the Reserve Fund Required Amount, and

      (b) the highest amount which the Adjusted Reserve Fund Level has been since the first Funding 1 Interest Payment Date upon which interest is due and payable in respect of Term Advances made upon the Closing Date relating to the then most recent issue of Issuer Notes;

      GENERAL RESERVE LEDGER means the ledger established and maintained by the Cash Manager pursuant to CLAUSE 4.3(B) of the Cash Management Agreement;

      HALIFAX means Halifax plc (registered  number 02367076), a public limited
      company  incorporated  under  the  laws  of  England   and  Wales,  whose
      registered office is at Trinity Road, Halifax, West Yorkshire HX1 2RG;

      HALIFAX COLLECTION ACCOUNT AMOUNTS means all amounts from time to time standing to the credit of the Collection Account to the extent that such amounts represent payments into the Collection Account of sums derived or resulting from mortgage loans originated by Halifax which have not been sold to the Mortgages Trustee pursuant to the Mortgage Sale Agreement;

      HALIFAX DEED AND POWER OF ATTORNEY means the deed and power of attorney made by Halifax in favour of Funding 1 and its successors and assigns, on the Initial Closing Date, pursuant to the Mortgages Trust Deed;

      HALIFAX INSURANCE POLICIES means:

      (a)    the MIG Policies;

      (b)    the Properties in Possession Cover;

      (c)    the Freedom of Agency Indemnity Policy;

      (d)    the Halifax Policies; and

      (e)    the Search Indemnity Policy;

      HALIFAX INTERMEDIARY means Halifax General Insurance Services Limited and/or such other person as may be authorised to issue Buildings Policies to Borrowers on behalf of the Halifax Policies Insurer;

      HALIFAX POLICIES means those of the Buildings Policies which are issued to Borrowers by the Seller and/or a Halifax Intermediary on behalf of the Halifax Policies Insurer;

      [HALIFAX POLICIES INSURER means in relation to policies issued before 1st January, 2004 Royal & Sun Alliance Insurance plc and in relation to policies or renewals issued after 1st January, 2004, St Andrew's Insurance and/or any other insurer who agrees with the Seller to issue buildings insurance policies to Borrowers from time to time as a consequence of an introduction or intermediation by a Halifax Intermediary; [HALIFAX TO CONFIRM]]

      HALIFAX VARIABLE BASE RATE means the standard variable rate of interest or if the Seller has more than one standard variable rate of interest, the relevant standard variable rate of interest set by the Seller which applies to the Variable Rate Loans beneficially owned by the Seller on the Seller's residential mortgage book;

      HIGH LOAN-TO-VALUE FEE means any fee incurred by a Borrower as a result of taking out a loan with an LTV Ratio in excess of a certain percentage specified in the Offer Conditions;

      HOLDING COMPANY means a holding company within the meaning of section 736 of the Companies Act 1985;

      HOLDINGS means Permanent Holdings Limited (registered number 4267664), a limited company incorporated under the laws of England and Wales, whose registered office is at Blackwell House, Guildhall Yard, London EC2V 5AE;

      HOME CASH RESERVE ADVANCE means, in relation to a Loan, an advance of further money in a sum of not less than {pound-sterling}25,005 to the relevant Borrower following the making of the Initial Advance which is secured by the same Mortgage as the Initial Advance and against which sum the Borrower can make drawings of not less than {pound-sterling}1,000 at any time;

      HOME CASH RESERVE DRAWING means any drawing of monies made by a Borrower under a Home Cash Reserve Advance;

      HOME IMPROVEMENT LOAN means a type of Further Advance product that can only be used by the Borrower for the purposes of making repairs, alterations and/or improvements to the relevant Property;

      HOME OWNER LOAN means a type of Further Advance product that is a regulated agreement under section 8 of the Consumer Credit Act 1974 and which can be used by the Borrower for any purpose, including but not limited to, the purchase of a car;

      HVR 1 means the Variable Mortgage Rate set by the Seller which applies to
      certain   loans   beneficially  owned  by  the  Seller  on  the  Seller's
      residential mortgage book;

      HVR 2 means the second Variable Base Rate that was made available to Borrowers between 1st March, 2001 and 1st February, 2002;

      ICTA means the Income and Corporation Taxes Act 1988;

      INITIAL ADVANCE means, in respect of any Loan, the original principal amount advanced by the Seller including any retention(s) advanced to the relevant Borrower after the date of the Mortgage but excluding any (a) High Loan-to-Value Fee, (b) Further Advance, (c) Flexible Loan Drawing,
      (d) Home Cash Reserve Advance and (e) Early Repayment Fee relating to any such Loan;

      INITIAL CLOSING DATE means 14th June, 2002;

      INITIAL CLOSING TRUST PROPERTY means the Initial Portfolio assigned by the Seller to the Mortgages Trustee on the Initial Closing Date;

      INITIAL FUNDING  1  SHARE  means  the  share  of  Funding  1 in the Trust
      Property  on  the  Initial  Closing  Date,  being  an  amount  equal   to
      {pound-sterling}3,500,000,035;

      INITIAL FUNDING 1 SHARE PERCENTAGE means the percentage share of Funding 1 in the Trust Property on the Initial Closing Date being 35 per cent.;

      INITIAL LOANS means the portfolio of residential first mortgage loans assigned by the Seller to the Mortgages Trustee on the Initial Closing Date pursuant to the Mortgage Sale Agreement;

      INITIAL PORTFOLIO means the Provisional Portfolio other than any Loan and its Related Security redeemed in full on or before the Initial Closing Date;

      INITIAL RELATED SECURITY means the Related Security assigned by the Seller to the Mortgages Trustee on the Initial Closing Date pursuant to the Mortgage Sale Agreement;

      INITIAL RELEVANT SCREEN RATE has the meaning given in Condition 4(C);

      INITIAL SELLER SHARE means the share of the Seller in the Trust  Property
      on    the    Initial    Closing   Date   being   an   amount   equal   to
      {pound-sterling}6,500,000,065;

      INITIAL SELLER SHARE PERCENTAGE means the percentage share of the Seller in the Trust Property on the Initial Closing Date being 65 per cent.;

      INITIAL TRUST PROPERTY means the sum of {pound-sterling}100 (one hundred pounds) that SFM Offshore Limited (as the Share Trustee of the Mortgages Trustee) settled on trust and held on trust absolutely as to both capital and income by the Mortgages Trustee for the benefit of the Seller and Funding 1 pursuant to CLAUSE 2.1 of the Mortgages Trust Deed;

      INSOLVENCY EVENT in respect of the Seller, the Servicer, the Cash Manager, or any Issuer Cash Manager (each, for the purposes of this definition, a RELEVANT ENTITY) means:

      (a) an order is made or an effective resolution passed for the winding up, bankruptcy, liquidation or sequestration of the Relevant Entity;

      (b) the Relevant Entity ceases or threatens to cease to carry on its business or stops payment or threatens to stop payment of its debts or is deemed unable to pay its debts within the meaning of section 123(a), (b), (c) or (d) of the Insolvency Act 1986 (as amended) or becomes unable to pay its debts as they fall due or the value of its assets falls to less than the amounts of its liabilities (taking into account, for both these purposes, contingent and prospective liabilities) or otherwise becomes insolvent; and

      (c) proceedings (including, but not limited to, presentation of an application for an administration order, the filing of documents with the court for the appointment of an administrator or the service of a notice of intention to appoint an administrator) are initiated against the Relevant Entity under any applicable liquidation, administration, winding up, sequestration, insolvency, bankruptcy, composition, reorganisation (other than a reorganisation where the Relevant Entity is solvent) or other similar laws, save where such proceedings are being contested in good faith; or an administrative or other receiver, administrator, trustee or other similar official is appointed in relation to the whole or any substantial part of the undertaking or assets of the Relevant Entity or the appointment of an administrator takes effect; or a distress, execution or diligence other process shall be levied or enforced upon or sued out against the whole or any substantial part of the undertaking or assets of the Relevant Entity and in any of the foregoing cases it is not discharged within 15 London Business Days; or if the Relevant Entity initiates or consents to judicial proceedings relating to itself under any applicable liquidation, administration, winding up, sequestration, bankruptcy, composition, insolvency, reorganisation or other similar laws or makes a conveyance, assignment or assignation for the benefit of, or enters into any composition with, its creditors generally or takes steps with a view to obtaining a moratorium in respect of any indebtedness;

      INSURANCE ACKNOWLEDGEMENTS means a letter from the relevant insurer substantially in the form set out in Schedule [11] to the Mortgage Sale Agreement or such other form as the relevant insurer shall require in respect of (a) the MIG Policies numbers GECM-UK-003 and GECM-UK-004 issued by GE Mortgage Insurance Limited and (b) the MIG Policies numbers 227001, 227001(A), 227002, 227003 and 227006;

      INSURANCE ENDORSEMENTS means an endorsement from the relevant insurer substantially in the form set out in Schedule [10] to the Mortgage Sale Agreement or such other form as the relevant insurer shall require in respect of (a) each of the MIG Policies excluding the Halifax Mortgage Re Limited MIG Policies, (b) [the Freedom of Agency Indemnity Policy], (c) the Search Indemnity Policy, (d) Halifax Policies and (e) the insurance policy maintained by the Seller in respect of the Title Deeds stored by the Seller;

      INSURANCE POLICIES means the Buildings Policies and the Halifax Insurance Policies and INSURANCE POLICY shall be construed accordingly;

      INTERCOMPANY LOAN ACCELERATION NOTICE means a notice served by the Security Trustee on Funding 1 following the occurrence of an Intercompany Loan Event of Default, pursuant to CLAUSE 14.10 of the Intercompany Loan Terms and Conditions;

      INTERCOMPANY LOAN AGREEMENTS means the First Issuer Intercompany Loan Agreement, the Second Issuer Intercompany Loan Agreement, the Third Issuer Intercompany Loan Agreement, the Fourth Issuer Intercompany Loan Agreement and any New Intercompany Loan Agreement and INTERCOMPANY LOAN AGREEMENT means any one of them;

      INTERCOMPANY LOAN CONFIRMATION means a document substantially in the form set out in Schedule 3 to the Intercompany Loan Terms and Conditions confirming the principal terms of each Intercompany Loan Agreement between Funding 1 and the relevant Issuer;

      INTERCOMPANY LOAN DETERMINATION DATE means the first day of the relevant Interest Period;

      INTERCOMPANY LOAN EVENTS OF DEFAULT means the occurrence of an event of default as specified in CLAUSE 14 of the Intercompany Loan Terms and Conditions;

      INTERCOMPANY LOAN LEDGER means a ledger maintained by the Cash Manager to record payments of interest and repayments of principal made on each of the current Term Advances and any New Term Advances under any Intercompany Loans;

      INTERCOMPANY  LOANS   means  the  loan  made  available  pursuant  to  an
      Intercompany Loan Agreement;

      INTERCOMPANY LOAN TERMS AND CONDITIONS means the standard terms and conditions incorporated into each Intercompany Loan Agreement, signed for the purposes of identification on the Initial Closing Date by Funding 1, the Security Trustee and the Agent Bank as amended and restated on 25th November, 2003;

      INTEREST PERIOD means the period from (and including) a Funding 1 Interest Payment Date (or in respect of the first Interest Period, the relevant Closing Date) to (but excluding) the next following (or first) Funding 1 Interest Payment Date;

      IRRECOVERABLE VAT means any amount in respect of VAT incurred by a party to the Transaction Documents (for the purposes of this definition, a RELEVANT PARTY) as part of a payment in respect of which it is entitled to be indemnified under the relevant Transaction Documents to the extent that the Relevant Party does not or will not receive and retain a credit or repayment of such VAT as input tax (as that expression is defined in section 24(1) of the Value Added Tax Act 1994) for the prescribed accounting period (as that expression is used in section 25(1) of the Value Added Tax Act 1994) to which such input tax relates;

      ISSUER means the First Issuer, the Second Issuer, the Third Issuer, the Fourth Issuer or, as the context may require, any New Issuer;

      ISSUER ACCOUNT BANK means the First Issuer Account Bank, the Second Issuer Account Bank, the Third Issuer Account Bank, the Fourth Issuer Account Bank and/or, as the context requires, the bank at which the accounts of any New Issuer are maintained;

      ISSUER ACCOUNTS means any of the First Issuer Accounts, the Second Issuer Accounts, the Third Issuer Accounts, the Fourth Issuer Accounts or, as the context may require, any accounts held by any New Issuer;

      ISSUER AGREEMENTS means those agreements to which any Issuer is party (including, for the avoidance of doubt, in the case of the First Issuer, the First Issuer Transaction Documents, in the case of the Second Issuer, the Second Issuer Transaction Documents, in the case of the Third Issuer, the Third Issuer Transaction Documents, in the case of the Fourth Issuer, the Fourth Issuer Transaction Documents and any, in the case of any New Issuer, New Issuer Transaction Documents);

      ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE means, as the context so requires, the First Issuer Master Definitions and Construction Schedule dated the Initial Closing Date, the Second Issuer Master Definitions and Construction Schedule dated the Second Issuer Closing Date and the Third Issuer Master Definitions and Construction Schedule dated the Third Issuer Closing Date, the Fourth Issuer Master Definitions and Construction Schedule dated the Fourth Issuer Closing Date each signed for the purposes of identification by Allen & Overy and Sidley Austin Brown & Wood, and/or each other master definitions and construction schedule which relates to a New Issuer;

      ISSUER NOTES includes all of the Class A First Issuer Notes, the Class B First Issuer Notes, Class C First Issuer Notes, the Class A Second Issuer Notes, the Class B Second Issuer Notes, the Class C Second Issuer Notes, the Class A Third Issuer Notes, the Class B Third Issuer Notes, the Class C Third Issuer Notes the Class A Fourth Issuer Notes, the Class B Fourth Issuer Notes, the Class M Fourth Issuer Notes, the Class C Fourth Issuer Notes and, as the context may require, any New Notes;

      ISSUER SECURITY means the security created by the First Issuer pursuant to the First Issuer Deed of Charge in favour of the First Issuer Secured Creditors, the security created by the Second Issuer pursuant to the Second Issuer Deed of Charge in favour of the Second Issuer Secured Creditors, the security created by the Third Issuer pursuant to the Third Issuer Deed of Charge in favour of the Third Issuer Secured Creditors, the security created by the Fourth Issuer pursuant to the Fourth Issuer Deed of Charge in favour of the Fourth Issuer Secured Creditors, and/or, as the context may require, security created by any New Issuers;

      LARGE LOAN DISCOUNT means the discount which allows a Borrower to pay interest at a discretionary discount to the standard variable rate of interest charged on Variable Rate Loans in, or to be included in, the Mortgages Trust (other than the Tracker Rate Loans) based on the aggregate size of the Loans under the Mortgage Account (a) at origination or (b) when a Further Advance is made;

      LAW includes common or customary law and any constitution, decree, judgment, legislation, order, ordinance, regulation, statute, treaty or other legislative measure in any jurisdiction and any present or future directive, regulation, guideline, practice, concession, request or requirement whether or not having the force of law issued by any governmental body, agency or department or any central bank or other fiscal, monetary, taxation, regulatory, self regulatory or other authority or agency;

      LENDING CRITERIA means the criteria contained in Schedule 4 to the Mortgage Sale Agreement or such other criteria as would be acceptable to a reasonable, prudent mortgage lender;

      LIBOR means:

      (a) in relation to any Funding 1 Liquidity Facility Drawing or, as the case may be, Funding 1 Liquidity Facility Stand-by Drawing:

             (i) the display rate per annum of the offered quotation for deposits in the currency of the relevant Funding 1 Liquidity Drawing or unpaid sum for a period equal to the required period which appears on Moneyline Telerate Page 3750 or Moneyline Telerate Page 3740 (as appropriate) at or about
                   11.00 a.m. on the relevant Quotation Date; or

             (ii) if the display rate cannot be determined under paragraph above, the rate determined by the Funding 1 Liquidity Facility Provider to be the arithmetic mean (rounded, if necessary, to the nearest five decimal places with the midpoint rounded upwards) of the rates notified to the Liquidity Facility Provider by each of the Reference Banks quoting (provided that at least two Reference Banks are quoting) as the rate at which such Reference Bank is offering deposits in the required currency and for the required period in an amount comparable to that amount to prime banks in the London inter-bank market at or about
                   11.00 a.m. on the relevant Quotation Date for such period;

             for the purposes of this definition:

             QUOTATION DATE means, in relation to any Interest Period for which an interest rate is to be determined under the Funding 1 Liquidity Facility Agreement, the day on which quotations would ordinarily be given by banks in the London inter-bank market for deposits in the relevant currency for delivery on the first day of that Interest Period; provided that if, for any such period, quotations would ordinarily be given on more than one date, the Quotation Date for that period shall be the last of those dates;

             REFERENCE BANKS means the principal London office of each of ABN AMRO Bank N.V., Barclays Bank PLC, Citibank, N.A. and the Royal Bank of Scotland plc or any bank that replaces any of them; and

             MONEYLINE TELERATE PAGE 3750 means the display designated as Page 3750; and MONEYLINE TELERATE PAGE 3740 means the display designated as Page 3740, in each case on the Moneyline Telerate Service (or such other pages as may replace Page 3750 or Page 3740 on that service or such other service as may be nominated by the British Bankers' Association (including the Reuters Screen) as the information vendor for the purposes of displaying British Bankers' Association Interest Settlement Rates for deposits in the currency concerned);

      (b) in relation to the Mortgages Trustee GIC Rate, the Funding 1 GIC Rate and the rate of interest payable on the Start-up Loans, LIBOR as determined in accordance with the Intercompany Loan Agreements;

      LIQUIDITY RESERVE FUND means the fund established pursuant to the Funding 1 Deed of Charge in the event that a Liquidity Reserve Fund Rating Event occurs;

      LIQUIDITY RESERVE FUND RATING EVENT means the Seller's long-term, unsecured, unsubordinated and unguaranteed debt obligations are rated below A- by S&P, A3 by Moody's or A- by Fitch (unless the relevant Rating Agency confirms that its then current ratings of the Fourth Issuer Notes will not be adversely affected as a consequence of such rating of the Seller);

      LIQUIDITY RESERVE LEDGER means the ledger that shall be maintained by the Cash Manager pursuant to the Cash Management Agreement to record the balance from time to time of the Liquidity Reserve Fund;

      LIQUIDITY RESERVE REQUIRED AMOUNT means, on any Interest Payment Date, an amount equal to {circle} per cent. of the aggregate outstanding balance of the Notes on that date;

      LOAN means each loan referenced by its loan identifier number and comprising the aggregate of all principal sums, interest, costs, charges, expenses and other monies (including all further advances including Further Advances) due or owing with respect to that loan under the relevant Mortgage Terms by a Borrower on the security of a Mortgage from time to time outstanding or, as the context may require, the Borrower's obligations in respect of the same;

      LOAN REPURCHASE NOTICE means a notice in the form set out in Schedule [6] to the Mortgage Sale Agreement;

      LOAN WARRANTIES means the Representations and Warranties;

      LONDON BUSINESS DAY means a day (other than a Saturday or Sunday) on which banks are generally open for business (including dealings in foreign currency) in London;

      LONDON STOCK EXCHANGE means the London Stock Exchange plc;

      LOSS AMOUNT means the amount of any costs, expenses, losses or other claims suffered or incurred by, as applicable, the Mortgages Trustee and/or Funding 1 in connection with any recovery of interest on the Loans to which the Seller, the Mortgages Trustee or Funding 1 was not entitled or could not enforce as a result of any of the matters referred to in paragraphs (a), (b), (c) or (d) of CLAUSE 7.3 of the Mortgage Sale Agreement;

      LOSSES means all realised losses on the Loans;

      LOSSES LEDGER means the ledger of such name maintained by the Cash Manager pursuant to the Cash Management Agreement to record the Losses;

      LTV RATIO or LOAN-TO-VALUE RATIO means the ratio (expressed as a percentage) of the outstanding balance of a Loan to the value of the Mortgaged Property securing that Loan;

      LTV TEST means a test which assigns a credit enhancement value to each loan in the portfolio based on its current loan-to-value ratio and the amount of mortgage indemnity cover on that loan. The weighted average credit enhancement value for the portfolio is then determined;

      MANAGERS has the meaning given to it in the relevant Issuer Master Definitions and Construction Schedule;

      MANDATE means the Funding 1 Transaction Account Mandate, the Funding 1 GIC Account Mandate and/or the Mortgages Trustee GIC Account Mandate, as the case may be;

      MANDATORY LIQUID ASSET COST means the cost imputed to the Funding 1 Liquidity Facility Provider of compliance with:

      (a) cash and special deposit requirements of the Bank of England and/or the banking supervision or other costs imposed by the Financial Services Authority, as determined in accordance with
             Schedule 2 of the Funding 1 Liquidity Facility Agreement; and

      (b)    any reserve asset requirements of the European Central Bank;

      MHA DOCUMENTATION means an affidavit, consent or renunciation granted in terms of the Matrimonial Homes (Family Protection) (Scotland) Act 1981 in connection with a Scottish Mortgage or the Property secured thereby;

      [MIG POLICIES means the mortgage indemnity guarantee policies written by General Accident Fire and Life Assurance Corporation PLC, GE Capital Mortgage (UK) Limited, Royal & Sun Alliance Insurance Plc and Halifax Mortgage Re Limited in favour of the Seller, or any other mortgage indemnity guarantee policy as may be effected from time to time to cover the Seller in respect of New Loans and their Related Security, such other mortgage indemnity guarantee policy to provide such level of cover as would be acceptable to a reasonable, prudent mortgage lender at the date of such other policy; [HALIFAX TO CONFIRM]]

      MINIMUM SELLER SHARE means an amount included in the Current Seller Share which is calculated in accordance with CLAUSE 9.2 of the Mortgages Trust Deed and which, as at the Fourth Issuer Closing Date, will be {pound-sterling}{circle};

      MONTHLY CPR on any Normal Calculation Date means the total Principal Receipts received during the period of one month (or, if shorter, from and including the Initial Closing Date) ending on that Normal Calculation Date divided by the aggregate Outstanding Principal Balance of the Loans comprised in the Trust Property as at the immediately preceding Normal Calculation Date;

      MONTHLY PAYMENT means the amount which the relevant Mortgage Terms require a Borrower to pay on each Monthly Payment Day in respect of that Borrower's Loan;

      MONTHLY PAYMENT DAY means the date on which interest (and principal in relation to a repayment mortgage) is due to be paid by a Borrower on a Loan or, if any such day is not a business day, the next following business day;

      MOODY'S  means  Moody's   Investors  Service  Limited  and  includes  any
      successor to its rating business;

      MORTGAGE ACCOUNT means all Loans secured on the same Property and thereby forming a single mortgage account;

      MORTGAGE CONDITIONS or LOAN CONDITIONS means the terms and conditions applicable to a Loan as contained in the Seller's "Mortgage Conditions" booklet applicable from time to time;

      MORTGAGEE means the person for the time being entitled to exercise the rights of the mortgagee or heritable creditor (as applicable) under a Mortgage;

      MORTGAGE SALE AGREEMENT means the mortgage sale agreement dated the Initial Closing Date and made between the Seller, Funding 1, the Mortgages Trustee and the Security Trustee in relation to the assignment of the Initial Portfolio and the sale of any New Portfolios to the Mortgages Trustee from time to time, as amended and restated on the Second Issuer Closing Date, the Third Issuer Closing Date and as further amended and restated on the Fourth Issuer Closing Date and from time to time;

      MORTGAGE TERMS means all the terms and conditions applicable to a Loan, including without limitation the applicable Mortgage Conditions and Offer Conditions;

      MORTGAGES means first fixed charges by way of legal mortgage (in relation to English Loans) and first ranking standard securities (in relation to Scottish Loans) sold by the Seller to the Mortgages Trustee pursuant to the Mortgage Sale Agreement, which secure the repayment of the relevant Loans and a Mortgage means any one of them;

      MORTGAGES TRUST means the trust of the Trust Property as to both capital and income, including the Initial Trust Property, held by the Mortgages Trustee on trust absolutely for Funding 1 (as to the Funding 1 Share) and the Seller (as to the Seller Share) pursuant to the Mortgages Trust Deed;

      MORTGAGES TRUST AVAILABLE PRINCIPAL RECEIPTS means the Principal Receipts available to the Mortgages Trustee to distribute in accordance with CLAUSE 11 of the Mortgages Trust Deed;

      MORTGAGES TRUST AVAILABLE REVENUE RECEIPTS means an amount equal to the aggregate of the following amounts, as calculated on each Calculation
      Date:

      (a)    Revenue Receipts  on the Loans (but excluding Principal Receipts);
             and

      (b) interest payable to the Mortgages Trustee on the Mortgages Trustee GIC Account; less

      (c)    Third Party Amounts,

      which amounts may be paid daily from monies on deposit in the Mortgages Trustee GIC Account;

      MORTGAGES TRUST DEED means the mortgages trust deed made between the Mortgages Trustee, Funding 1, the Seller and SFM Offshore Limited on 13th June, 2002, as amended and restated on the Second Issuer Closing Date, the Third Issuer Closing Date and as further amended and restated on the Fourth Issuer Closing Date and from time to time;

      MORTGAGES TRUSTEE means Permanent Mortgages Trustee Limited (registered number 83116), a private company with limited liability incorporated in Jersey, Channel Island, whose registered office is at 47 Esplanade, St. Helier, Jersey JE1 0BD, Channel Islands;

      MORTGAGES TRUSTEE COLLECTION ACCOUNT AMOUNTS means all amounts from time to time standing to the credit of the Collection Account to the extent that such amounts represent payments into the Collection Account of sums derived or resulting from mortgage loans originated by Halifax which have been sold to the Mortgages Trustee pursuant to the Mortgage Sale Agreement;

      MORTGAGES TRUSTEE CORPORATE SERVICES AGREEMENT means the agreement dated the Initial Closing Date and made between the Mortgages Trustee Corporate Services Provider, the Mortgages Trustee and the Security Trustee for the provision by the Mortgages Trustee Corporate Services Provider of certain corporate services and personnel to the Mortgages Trustee;

      MORTGAGES TRUSTEE CORPORATE SERVICES FEE LETTER means the letter dated the date of the Mortgages Trustee Corporate Services Agreement between the Mortgages Trustee, the Mortgages Trustee Corporate Services Provider and the Security Trustee, setting out the amount of fees payable to the Mortgages Trustee Corporate Services Provider by the Mortgages Trustee;

      MORTGAGES TRUSTEE CORPORATE SERVICES PROVIDER means SFM Offshore Limited or such other person or persons for the time being acting as corporate services provider to the Mortgages Trustee under the Mortgages Trustee Corporate Services Agreement;

      MORTGAGES TRUSTEE GIC ACCOUNT means the account in the name of the Mortgages Trustee (sort code 12-24-55, account number 00998406) maintained with the Account Bank pursuant to the Bank Account Agreement and the Mortgages Trustee Guaranteed Investment Contract, or such additional or replacement bank account of the Mortgages Trustee as may for the time being be in place with the prior consent of the Security Trustee which is subject to a Guaranteed Investment Contract;

      MORTGAGES TRUSTEE GIC ACCOUNT AGREEMENT has the same meaning as MORTGAGES TRUSTEE GUARANTEED INVESTMENT CONTRACT;

      MORTGAGES TRUSTEE GIC ACCOUNT MANDATE means the bank account mandate between the Mortgages Trustee and the Account Bank relating to the operation of the Mortgages Trustee GIC Account;

      MORTGAGES TRUSTEE GIC BALANCE means, on any day during an Interest Period, the amount standing to the credit of the Mortgages Trustee GIC Account as at the opening of business on such day;

      MORTGAGES TRUSTEE GIC PROVIDER means The Governor and Company of the Bank of Scotland acting pursuant to the Mortgages Trustee Guaranteed Investment Contract or its successor or assignee and any provider of a replacement Mortgages Trustee GIC Account;

      MORTGAGES TRUSTEE GIC RATE means the rate of interest accruing on the balance standing to the credit of the Mortgages Trustee GIC Account equal to a rate of three month LIBOR less 0.25 per cent. per annum;

      MORTGAGES TRUSTEE GUARANTEED INVESTMENT CONTRACT or MORTGAGES TRUSTEE GIC ACCOUNT AGREEMENT means the guaranteed investment contract entered into on the Initial Closing Date between the Mortgages Trustee, the Mortgages Trustee GIC Provider, the Cash Manager and the Security Trustee in relation to interest to be earned on the Mortgages Trustee GIC Balance (as the same may be amended and/or supplemented from time to time);

      MORTGAGES TRUSTEE LEDGERS means the Principal Ledger, the Revenue Ledger, the Losses Ledger and the Funding 1 Share/Seller Share Ledger;

      MORTGAGES TRUSTEE TRACKER RATE means the rate of interest (before applying any cap or minimum rate) which is set by the Servicer from time to time in respect of Tracker Rate Loans pursuant to CLAUSE 4.1 of the Servicing Agreement;

      MORTGAGES TRUSTEE VARIABLE BASE RATE means the variable base rates which apply to the Variable Rate Loans in the Portfolio as set, other than in limited circumstances, by the Servicer, as set out in CLAUSE 4.1 of the Servicing Agreement;

      MORTGAGES TRUST PRINCIPAL PRIORITY OF PAYMENTS means the order in which the Cash Manager applies Principal Receipts on the Loans on each Distribution Date to each of Funding 1 and the Seller, depending on whether a Trigger Event has occurred, as set out in CLAUSE 11 of the Mortgages Trust Deed;

      MORTGAGES TRUST REVENUE PRIORITY OF PAYMENTS means the order in which the Cash Manager applies the Mortgages Trust Available Revenue Receipts on each Distribution Date, as set out in Clause 10 of the Mortgages Trust Deed;

      NEW BULLET TERM ADVANCE means any term advance made under a New Intercompany Loan Agreement where the full amount of principal on such term advance is scheduled for repayment on a single interest payment date (other than the final repayment date);

      NEW DEED OF ACCESSION means any new deed of accession to the Funding 1 Deed of Charge entered into on any New Issuer Closing Date between Funding 1, each Issuer, the Corporate Services Provider, the Account Bank, the Security Trustee, the Seller, each Start-up Loan Provider, the Cash Manager, the Funding 1 Swap Provider and the Funding 1 Liquidity Facility Provider as supplemented, amended and/or restated from time to time;

      NEW FUNDING 1 SECURED CREDITOR means such other creditor of Funding 1 who accedes to the Funding 1 Deed of Charge from time to time including pursuant to an Accession Undertaking;

      NEW FUNDING 1 SWAP means a new swap under the existing Funding 1 Swap Agreement;

      NEW INTERCOMPANY LOAN means a loan of the proceeds of any issue of New Notes, such loan being advanced to Funding 1 by a New Issuer pursuant to the terms of a New Intercompany Loan Agreement;

      NEW INTERCOMPANY LOAN AGREEMENT means a new intercompany loan agreement entered into between Funding 1 and a New Issuer in relation to a New Intercompany Loan;

      NEW   INTERCOMPANY  LOAN  CONFIRMATION  means  a  new  Intercompany  Loan
      Confirmation confirming the terms of the New Intercompany Loan Agreement;

      NEW ISSUER means a new wholly owned subsidiary of Holdings, which is established to issue New Notes and to make a New Intercompany Loan to Funding 1;

      NEW ISSUER CLOSING DATE means the date of any new issue of New Notes by a New Issuer;

      NEW ISSUER SECURITY means security created by any New Issuer;

      NEW ISSUE SWAP PROVIDER means any entity who enters into a hedging arrangement with a New Issuer;

      NEW ISSUER TRANSACTION DOCUMENT means  any document or agreement to which
      any  New  Issuer  is  a  party  (together  the   NEW  ISSUER  TRANSACTION
      DOCUMENTS);

      NEW LIQUIDITY FACILITY PROVIDER means a new liquidity facility provider to Funding 1 and/or, as the context may require, to the Issuer(s);

      NEW LOANS means Loans, other than the Initial Loans, which the Seller may sell, to the Mortgages Trustee after the Initial Closing Date pursuant to the Mortgage Sale Agreement;

      NEW LOAN TYPE means on any date a type of Loan:

      (a) which has one or more features (including, without limitation, relating to the applicable lending criteria used to originate such type of Loan, the purpose of such type of Loan, the manner of calculating interest or fixing the interest rate in relation to such type of Loan and/or the terms for repayment of principal in relation to such type of Loan) which mean that such type of Loan is generally regarded as a distinct category of mortgage loan within the UK mortgage industry and/or by one of more of the Rating Agencies; and

      (b) where no such type of Loan is at that date, or has previously been, comprised in the Mortgages Trust,

      (and such types include Flexible Loans, HomeOwner Loans, Deedstore Loans, capped rate loans, buy-to-let loans, right-to-buy loans, limited recourse loans, equity release loans and drawdown loans as at the Initial Closing
      Date);

      NEW NOTES means the notes issued and/or to be issued by the New Issuers to investors;

      NEW PORTFOLIO means in each case the portfolio of Loans and their Related Security (other than any Loans and their Related Security which have been redeemed in full prior to the Sale Date or which do not otherwise comply with the terms of CLAUSE 4 of the Mortgage Sale Agreement as at the Sale
      Date), particulars of which are set out in the relevant New Portfolio Notice or in a document stored upon electronic media (including, but not limited to, a CD-ROM), and all right, title, interest and benefit of the Seller in and to:

      (a) all payments of principal and interest (including, for the avoidance of doubt, all Accrued Interest, Arrears of Interest, Capitalised Expenses and Capitalised Arrears) and other sums due or to become due in respect of such Loans and their Related Security including, without limitation, the right to demand, sue for, recover and give receipts for all principal monies, interest and costs and the right to sue on all covenants made or expressed to be made in favour of the Seller under the applicable Mortgage and any undertakings Terms;

      (b) subject where applicable to the subsisting rights of redemption of Borrowers, all Deeds of Consent, Deeds of Postponement, MHA Documentation and all third party guarantees and any other collateral security for the repayment of the relevant New Loans secured by the relevant New Mortgages;

      (c) the right to exercise all the powers of the Seller in relation thereto;

      (d) all the estate and interest in the relevant Properties vested in the Seller;

      (e) each relevant Certificate of Title and Valuation Report and any right of action of the Seller against any solicitor, licensed conveyancer, qualified conveyancer, valuer or other person in connection with any report, valuation, opinion, certificate or other statement of fact or opinion given in connection with such Loans and their Related Security, or any part thereof or affecting the decision of the Seller to make or offer to make any such Loan or part thereof;

      (f) (including, without limitation, the proceeds of all claims) to which the Seller is entitled under the Buildings Policies and the Properties in Possession Cover;

      (g) the MIG Policies, so far as they relate to the New Loans comprised in the relevant portfolio of Loans and their Related Security, including the right to receive the proceeds of any claims; and

      (h) all proceeds from the enforcement of such Loans and their Related Security;

      NEW PORTFOLIO NOTICE means a notice in the form set out in Schedule 12 to the Mortgage Sale Agreement served in accordance with the terms of the Mortgage Sale Agreement;

      NEW RELATED SECURITY means the Related Security for the New Loans (including any Mortgages) as sold to the Mortgages Trustee by the Seller;

      NEW SCHEDULED AMORTISATION TERM ADVANCE means any Term Advance made under a New Intercompany Loan Agreement which is referred to as a Scheduled Amortisation Term Advance in the offering document or prospectus relating to any relevant New Issuer;

      NEW START-UP LOAN means a loan issued to Funding 1 under a New Start-up Loan Agreement;

      NEW START-UP LOAN AGREEMENT means a loan agreement under which the Start-up Loan Provider or a New Start-up Loan Provider shall provide Funding 1 with a New Start-up Loan for the purposes of meeting the costs of the New Issue and/or further funding the Reserve Fund, if required;

      NEW START-UP LOAN PROVIDER means an entity who shall supply a New Start-up Loan to Funding 1;

      NEW TERM ADVANCE means an advance of funds by a New Issuer to Funding 1 under the terms of a New Intercompany Loan Agreement, which advance is funded by a corresponding class of New Notes;

      NEW YORK BUSINESS DAY means a day (other than a Saturday or a Sunday) on which banks are generally open for business (including dealings in foreign currency) in the city of New York;

      NON-ASSET TRIGGER EVENT means the occurrence of any of the following events on a Calculation Date:

      (a) an Insolvency Event occurs in relation to the Seller on or about that Calculation Date;

      (b) the role of the Seller as Servicer under the Servicing Agreement is terminated and a new Servicer is not appointed within 60 days of such termination;

      (c) as at the Calculation Date immediately preceding the relevant Calculation Date the Current Seller Share is equal to or less than the Minimum Seller Share; or

      (d) on any Calculation Date, the Outstanding Principal Balance of Loans comprising the Trust Property at that date during the period from and including the Third Issuer Closing Date to but excluding the Interest Payment Date in June 2008 is less than {pound-sterling}15,750,000,000;

      NORMAL CALCULATION DATE means the first day (or, if not a London Business Day, the next succeeding London Business Day) of each month;

      NOTE ACCELERATION NOTICE means a First Issuer Note Acceleration Notice, a Second Issuer Note Acceleration Notice, a Third Issuer Note Acceleration Notice, a Fourth Issuer Note Acceleration Notice or such other acceleration notice served in relation to the Notes pursuant to the relevant terms and conditions thereof;

      NOTE DETERMINATION DATE means two Business Days prior to each Funding 1 Interest Payment Date;

      NOTE EVENT OF DEFAULT means the occurrence of an event of default by the relevant Issuer as specified in the relevant Conditions of the Notes (including a First Issuer Note Event of Default, a Second Issuer Note Event of Default, a Third Issuer Note Event of Default and a Fourth Issuer Note Event of Default);

      NOTES means the First Issuer Notes, the Second Issuer Notes, the Third Issuer Notes, the Fourth Issuer Notes and/or as the context may require, any New Notes;

      NOTE TRUSTEE means The Bank of New York, acting through its offices at 48th Floor, One Canada Square, London E14 5AL or such other person or companies as may from time to time be appointed as Note Trustee (or co-trustee) pursuant to the First Issuer Trust Deed and/or the Second Issuer Trust Deed and/or the Third Issuer Trust Deed and/or the Fourth Issuer Trust Deed;

      NOTICE OF EXTENSION has the meaning given to it in CLAUSE 2.3(C) of the Funding 1 Liquidity Facility Agreement;

      NOVATION CERTIFICATE means a certificate to effect a novation of the Funding 1 Liquidity Facility under the Funding 1 Liquidity Facility Agreement, substantially in the form set out in Schedule 4 to the Funding 1 Liquidity Facility Agreement;

      OFFER CONDITIONS means the terms and conditions applicable to a specified Loan as set out in the relevant offer letter to the Borrower;

      ORIGINAL BULLET TERM ADVANCE means a Term Advance which at any time has been a Bullet Term Advance (even if such Term Advance has subsequently become a Pass-Through Term Advance);

      ORIGINAL PASS-THROUGH TERM ADVANCE means a Term Advance which, at the time it was advanced, was a Pass-Through Term Advance;

      ORIGINAL SCHEDULED AMORTISATION INSTALMENT means that part of a Term Advance which at any time has been a Scheduled Amortisation Instalment (even if such Term Advance has subsequently become a Pass-Through Term Advance);

      ORIGINAL SCHEDULED AMORTISATION TERM ADVANCE means a Term Advance which at any time has been a Scheduled Amortisation Term Advance (even if such Term Advance has subsequently become a Pass-Through Term Advance);

      OUTSTANDING PRINCIPAL BALANCE:

      (a) in relation to a Loan at any date (the DETERMINATION DATE), means the aggregate principal balance of the Loan at such date (but avoiding double counting) including:

             (i)   the Initial Advance;

             (ii)  Capitalised Expenses;

             (iii) Capitalised Arrears; and

             (iv) in increase in the principal amount due under that Loan due to the Borrower making Flexible Drawings and/or taking Payment Holidays or making Underpayments,

             in each case relating to such Loan less any prepayment, repayment or payment of the foregoing made on or prior to the determination date;

      (b) in relation to an Intercompany Loan at any date, means the unpaid principal balance of that Intercompany Loan at that date
             (including any capitalised arrears) or, as the context so requires, of a Term Advance made under that Intercompany Loan; and

      (c) in relation to any Notes at any date, means the unpaid principal balance of those Notes, or, as the context so requires, any series and/or class of such Notes as at that date;

      OVERPAYMENT means a payment by a Borrower in an amount greater than the Monthly Payment then due on the Loan;

      PASS-THROUGH REPAYMENT RESTRICTIONS means, at any time on a Funding 1 Interest Payment Date, no amount may be applied in repayment of any Original Pass-Through Term Advance unless:

      (a) the sum of the Cash Accumulation Ledger Amount and the amount of Funding 1 Available Principal Receipts after the application of items (a), (b) and (c) and before item (d) of the Funding 1 Pre-Enforcement Principal Priority of Payments,

             is greater than or equal to

      (b) the sum of the Cash Accumulation Liability and the aggregate amount of all Original Pass-Through Term Advances which are due and payable as at that time;

      PASS-THROUGH TERM ADVANCE means a Term Advance which has no Scheduled Repayment Date(s) other than a Final Repayment Date; or if a Trigger Event occurs or, the relevant Issuer Security and/or Funding 1 Security is enforced, the Bullet Term Advance or the Scheduled Amortisation Term Advance will be deemed to be a Pass-Through Term Advance;

      PAYABLE PASS-THROUGH TERM ADVANCES in relation to the Intercompany Loan has the meaning given in Part II of Schedule 3 to the Funding 1 Deed of Charge;

      PAYMENT HOLIDAY means the period of time that a Borrower under a Loan refrains from making payments of interest and principal on his Loan as expressly permitted by the terms of the Borrower's Loan;

      PERFECTION means the perfection of certain matters relating to the sale and purchase of the Portfolio as contemplated in, pursuant to and in accordance with CLAUSE 6 of the Mortgage Sale Agreement;

      PERSONAL DATA means any information of what ever nature satisfying the definition of 'personal data' in the Act that , by whatever means, is provided to the Data Processor by the Data Controller, is accessed by the Data Processor on the authority of the Data Controller or is otherwise received by the Data Processor on the Data Controller's behalf, for the purposes of the Processing specified in CLAUSE 3.1(A) of the Data Processor Agreement dated on or about the Closing Date and made between the Data Controller and the Data Processor;

      PORTFOLIO means the Initial Portfolio and any New Portfolio (other than any Loan and its Related Security which has been redeemed in full or repurchased by the Seller pursuant to CLAUSE 8 of the Mortgage Sale Agreement);

      POST-ENFORCEMENT CALL OPTION HOLDER means Permanent PECOH Limited (registered number 4267666), a limited company incorporated under the laws of England and Wales, whose registered office is at Blackwell House, Guildhall Yard, London EC2V 5AE;

      POTENTIAL INTERCOMPANY LOAN EVENT OF DEFAULT means the occurrence of any event which with the giving of notice, any relevant certificate, the lapse of time or fulfilment of any other condition (or any combination of the foregoing) would become an Intercompany Loan Event of Default;

      POTENTIAL NOTE EVENT OF DEFAULT means the occurrence of an event which with the giving of notice, any relevant certificate, the lapse of time or fulfilment of any other conditions (or any combination of the foregoing), would become a Note Event of Default;

      PREVIOUS ISSUER SWAP AGREEMENTS means, as at the Fourth Issuer Closing Date, the First Issuer Swap Agreements and/or the Second Issuer Swap Agreements and/or the Third Issuer Swap Agreements;

      PRINCIPAL DEFICIENCY means any losses arising in relation to a Loan in the Portfolio which causes a shortfall in the amount available to pay principal on the Term Advances;

      PRINCIPAL DEFICIENCY LEDGER means the ledger of such name maintained by the Cash Manager pursuant to the Cash Management Agreement, comprising, as at the date hereof, four sub-ledgers, the AAA Principal Deficiency Sub-Ledger, the AA Principal Deficiency

      Sub-Ledger, the A Principal Deficiency Sub-Ledger and the BBB Principal Deficiency Sub-Ledger, but which may comprise additional sub ledgers as required;

      PRINCIPAL DEFICIENCY SUB-LEDGER means singly or together (as the context requires) the AAA Principal Deficiency Sub-Ledger, the AA Principal Deficiency Sub-Ledger, the A Principal Deficiency Sub-Ledger, the BBB Principal Deficiency Sub-Ledger and/or such additional principal deficiency sub ledgers that may be established from time to time after the Initial Closing Date;

      PRINCIPAL ISSUERS has the meaning given in CLAUSE 5.4 of the Funding 1 Deed of Charge;

      PRINCIPAL LEDGER means the ledger of such name maintained by the Cash Manager, pursuant to the Cash Management Agreement and CLAUSE 14 of the Mortgages Trust Deed to record the Principal Receipts on the Loans and distributions of such Principal Receipts to the Beneficiaries;

      PRINCIPAL PAYMENT RATE or PPR means the average monthly rolling principal payment rate on the Loans for the 12 months immediately preceding the relevant Distribution Date calculated on each such date by:

      (a) dividing (i) the aggregate Principal Receipts received in relation to the Loans during the immediately preceding month on such calculation date by (ii) the aggregate Outstanding Principal Balance of the Loans or the previous calculation date;

      (b) aggregating the result of the calculation in (a) above with the results of the equivalent calculation made on each of the eleven most recent calculation dates during the relevant 12 month period; and

      (c)    dividing the result of the calculation in (b) above by 12;

      PRINCIPAL RECEIPTS means any payment in respect of principal received in respect of any Loan (including payments pursuant to any Insurance Policies), whether as all or part of a Monthly Payment in respect of such Loan, on redemption (including partial redemption) of such Loan, on enforcement of such Loan (including the proceeds of sale of the relevant Property) or on the disposal of such Loan plus on any Monthly Payment Date an amount equal to the amount (if any) by which arrears in respect of the Loans comprised in the Portfolio on the relevant Closing Date exceeds such arrears on such Monthly Payment Date (without double counting but including principal received or treated as received after completion of the enforcement procedures);

      PRINCIPAL TERM ADVANCES has the meaning given in CLAUSE 5.4 of the Funding 1 Deed of Charge;

      PROCESSING has the meaning given to it in the Act;

      PRODUCT SWITCH means a variation to the financial terms or conditions included in the Mortgage Terms applicable to a Loan other than:

      (a) any variation agreed with a Borrower to control or manage arrears on a Loan;

      (b) any variation to the interest rate as a result of Borrowers being linked to HVR2;

      (c) any variation in the maturity date of a Loan unless, while the First Issuer Intercompany Loan, the Second Issuer Intercompany Loan, the Third Issuer

             Intercompany Loan and/or Fourth Third Issuer Intercompany Loan is outstanding, it is extended beyond June, 2040;

      (d)    any variation imposed by statute;

      (e) any variation of the rate of interest payable in respect of the loan where that rate is offered to the Borrowers of more than 10 per cent. of the outstanding principal amount of loans in the Trust Property in any Interest Period; or

      (f) any variation in the frequency with which the interest payable in respect of the Loan is charged;

      [PROPERTIES IN POSSESSION COVER means the properties in possession cover written by Royal & Sun Alliance Insurance PLC in favour of the Seller and any endorsements or extensions thereto as issued from time to time, or any such similar alternative or replacement policy or policies as may in future be issued in favour of the Seller; [HALIFAX TO CONFIRM]]

      PROPERTY means a freehold, heritable or leasehold property (or in Scotland a property held under a long lease) which is subject to a Mortgage;

      PROVISIONAL PORTFOLIO means the portfolio of Loans and their Related Security, particulars of which are set out in Part 1 of the Exhibit to the Mortgage Sale Agreement or in a document stored upon electronic media (including, but not limited to, a CD-ROM), and all right, title, interest and benefit of the Seller in and to:

      (a) all payments of principal and interest (including, for the avoidance of doubt, all Accrued Interest, Arrears of Interest, Capitalised Expenses and Capitalised Arrears) and other sums due or to become due in respect of such Loans and Related Security including, without limitation, the right to demand, sue for, recover and give receipts for all principal monies, interest and costs and the right to sue on all covenants made or expressed to be made in favour of the Seller under the applicable Mortgage Terms;

      (b) subject where applicable to the subsisting rights of redemption of Borrowers, all Deeds of Consent, Deeds of Postponement or any collateral security for the repayment of the relevant Loans secured by the Mortgages;

      (c) the right to exercise all the powers of the Seller in relation thereto;

      (d) all the estate and interest in the Properties vested in the Seller;

      (e) each Certificate of Title and Valuation Report and any right of action of the Seller against any solicitor, valuer or other person in connection with any report, valuation, opinion, certificate or other statement of fact or opinion given in connection with such Loans and Related Security, or any part thereof or affecting the decision of the Seller to make or offer to make any such Loan or part thereof;

      (f) all rights, title and interests of the Seller (including, without limitation, the proceeds of all claims) to which the Seller is entitled under the Buildings Policies and the Properties in Possession Cover; and

      (g) the MIG Policies, so far as they relate to the Loans comprised in that portfolio of Loans and their Related Security, including the right to receive the proceeds of any claim;

      PURCHASE PRICE is the sum of {pound-sterling}3,500,000,000 paid by Funding 1 to the Seller in consideration of the Seller's assignment of the Initial Portfolio (together with any Accrued Interest and Arrears of Interest as at the Initial Closing Date) to the Mortgages Trustee and the Funding 1 Share thereof;

      QUALIFYING LENDER means a lender which is (on a date that any payment of interest to it under the Funding 1 Liquidity Documents falls due):

      (a)    (i)   a bank (as defined for the purpose of section 349 ICTA); or

             (ii) in respect of an advance made under a Funding 1 Liquidity Document by a person that was a bank (as defined for the purpose of section 349 as above) at the time that such advance was made, a person, which is within the charge to United Kingdom corporation tax as regards any payments of interest received by it under the Funding 1 Liquidity Documents and is the beneficial owner of that interest at the time the interest is paid; or

      (b)    (i)   a company resident  in the United Kingdom for United Kingdom tax purposes; or

             (ii)  a partnership each member of which is:

                   (aa) a company resident in the United Kingdom for United Kingdom tax purposes; or

                   (bb) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account in computing its chargeable profits (within the meaning of Section 11(2) ICTA) the whole of any share of interest payable under a Funding 1 Liquidity Document that falls to it by reason by Sections 114 and 115 ICTA;

             (iii) a company  not so  resident  in the  United  Kingdom  which carries on a trade in the United Kingdom through a permanent establishment and which brings into account payments of interest made to it under a Funding 1 Liquidity Document in computing its chargeable profits (within the meaning given by section 11(2) ICTA), which, in each case, is beneficially entitled to the relevant payment of interest made to it under the Funding 1 Liquidity Documents at the time the interest is paid; or

      (c)    a Treaty Lender; or

      (d) a building society authorised under the Building Societies Act 1986 and entitled to receive interest without deduction or withholding on account of United Kingdom Tax to which the Income Tax (Building Societies) (Dividends and Interest) Regulations 1990 (or other regulations made under sub-section 477A(1) of the Income and Corporation Taxes Act 1988) apply;

      QUARTERLY CPR on any date  means  the  average  of  the three most recent
      CPRs;

      RATING AGENCIES means S&P, Moody's and Fitch;

      REASONABLE, PRUDENT MORTGAGE LENDER means a reasonably prudent prime residential mortgage lender lending to borrowers in England, Wales and Scotland who generally satisfy the lending criteria of traditional sources of residential mortgage capital;

      RECEIVER means any person or persons appointed (and any additional person or persons appointed or substituted) as an administrative receiver, receiver, manager, or receiver and manager of the Funding 1 Charged Property by the Security Trustee pursuant to CLAUSE 13.1 of the Funding 1 Deed of Charge;

      REDEMPTION FEE means the standard redemption fee charged to the Borrower by the Seller where the Borrower makes a repayment of the full outstanding principal of a Loan;

      REFERENCE BANKS means the principal London office of each of ABN AMRO Bank N.V., Barclays Bank PLC, Citibank, N.A. and the Royal Bank of Scotland plc and/or such other bank as may be appointed agent bank from time to time pursuant to the Third Issuer Paying Agent and Agent Bank Agreement or, as the context may require, the Second Issuer Paying Agent and Agent Bank Agreement or First Issuer Paying Agent and Agent Bank Agreement;

      REGISTERED LAND means land in England and Wales, title to which is, or is required to be, registered at H.M. Land Registry;

      REGISTERED TRANSFER means a deed of transfer of a Mortgage or Mortgages over Registered Land substantially in the form set out in Schedule 2 to the Mortgage Sale Agreement with such modifications as may be required from time to time;

      RELATED SECURITY means, in relation to a Loan, the security for the repayment of that Loan including the relevant Mortgage and all other matters applicable thereto acquired as part of the Portfolio sold to the Mortgage Trustee pursuant to CLAUSE 2.1 or CLAUSE 4.1 of the Mortgage Sale Agreement including (without limitation):

      (a) the benefit of all affidavits, consents, renunciations, guarantees, indemnities, waivers and postponements (including, without limitation, Deeds of Consent, Deeds of Postponement and MHA Documentation) from occupiers and other persons having an interest in or rights in connection with the relevant Property;

      (b) each right of action of the Seller against any person (including, without limitation, any valuer, licensed or qualified conveyancer, solicitor and any registrar or registry) in connection with any report, valuation, opinion, certificate or other statement of fact or opinion (including, without limitation, each Certificate of Title and Valuation Report) given or received in connection with all or part of any Loan and its Related Security or affecting the decision of the Seller to make or offer to make all or part of the relevant Loan; and

      (c) the benefit of (including, without limitation, the rights as the insured person under and as notations of interest on, returns of premium and proceeds of claims under) insurance and assurance policies (including, the Buildings Policies and MIG Policies) deposited, charged, obtained, or held in connection with the relevant Loan, Mortgage and/or Property and Loan Files;

      (but excluding, for the avoidance of doubt, the Properties in Possession Cover in respect of which the Mortgages Trustee, Funding 1 and the Security Trustee have received the Insurance Acknowledgement);

      RELEVANT ACCUMULATION AMOUNT means the amount of funds to be accumulated over a Cash Accumulation Period in order to repay a Bullet Term Advance or a Scheduled Amortisation Instalment on its Scheduled Repayment Date;

      RELEVANT  EVENT means, in relation to the Funding  1  Liquidity  Facility
      Provider:

      (a) the downgrade on any day of the Funding 1 Liquidity Facility Provider's short-term, unsecured, unsubordinated and unguaranteed debt to below the Requisite Ratings; or

      (b) the refusal by the Funding 1 Liquidity Facility Provider, to grant an extension of the Funding 1 Liquidity Facility Commitment Period, in accordance with CLAUSE 2.3 of the Funding 1 Liquidity Facility Agreement;

      RELEVANT SCREEN RATE in relation to each Intercompany Loan means (a) in respect of the first Interest Period, the Initial Relevant Screen Rate specified in the relevant Intercompany Loan Confirmation; and (b) in respect of subsequent Interest Periods, means the arithmetic mean of offered quotations for three-month Sterling deposits in the London inter-bank market displayed on the Dow-Jones/Telerate Monitor at Telerate Page No. 3750; in each case, displayed on the above mentioned page of the Dow-Jones/Telerate Monitor (or such replacement page on that service which displays the information) or, if that service ceases to display the information, such other screen service as may be determined by Funding 1 with the approval of the Security Trustee (rounded upwards, if necessary, to five decimal places);

      RELEVANT SHARE CALCULATION DATE means the Calculation Date at the start of the most recently completed Calculation Period;

      REPAYMENT DATE has the meaning given to it in CLAUSE 2.3(D) of the Funding 1 Liquidity Facility Agreement;

      REPAYMENT REQUIREMENT means on a Calculation Date, the amount, if any, by which the aggregate of all amounts that will be payable by Funding 1 on the next Funding 1 Interest Payment Date as described in paragraphs 2.1
      (d) to (f) (inclusive) of Part II of Schedule 3 to the Funding 1 Deed of Charge on the basis:

      (a) that there would be no deferral in relation to Term Advances pursuant to Rule (1) set out in paragraph 2.2(a) of Part II of
             Schedule 3;

      (b)    that where Rule (2) or Rule (3) as set out in paragraph 2.2(a)  of
             Part II of Schedule 3 applies to an Intercompany Loan, the amount so payable by Funding 1 in respect of Term Advances (other than Bullet Term Advances and Scheduled Amortisation Instalments) under that Intercompany Loan shall be treated as the lesser of (A) the amount due and payable in respect of those Term Advances, and (B) the amount of the limit determined under that Rule (2) or Rule (3) in relation to that Intercompany Loan (but, for this purpose, amounts credited to the Principal Deficiency Ledger on that date or on the immediately preceding Funding 1 Interest Payment Date shall be excluded in calculating that limit);

      (c) that Term Advances will be treated as due and payable if they are already due and payable, or would become due and payable on or before the next Funding 1 Interest Payment Date if all Principal Receipts were paid to Funding 1 on that Calculation Date; and

      (d) excluding amounts due and payable in respect of Bullet Term Advances and Scheduled Amortisation Instalments,
      exceeds the sum of:

      (e) the amounts standing to the credit of the Funding 1 Principal Ledger as at the last Funding 1 Interest Payment Date (which amount was not distributed on that Funding 1 Interest Payment Date to the First Issuer); and

      (f) the sum of each Repayment Requirement amount paid to Funding 1 on a previous Distribution Date during the relevant interest period;

      REPRESENTATIONS AND WARRANTIES means the representations and warranties set out in Schedule 1 to the Mortgage Sale Agreement;

      REQUISITE RATING means in respect of the Funding 1 Liquidity Facility Provider as provider of the Funding 1 Liquidity Facility, a rating of P-1 by Moody's, F1 by Fitch and A+ by S&P;

      REVENUE LEDGER means the ledger maintained by the Cash Manager pursuant to the Cash Management Agreement and CLAUSE 14 of the Mortgages Trust Deed to record Revenue Receipts received by the Mortgage Trustee and payment of the same to Beneficiaries;

      REVENUE RECEIPTS means each payment received in respect of any Loan, whether as all or part of a Monthly Payment in respect of such Loan, on redemption (including partial redemption) of such Loan, on enforcement of such Loan (including the proceeds of sale of such Loan), on the disposal of such Loan or otherwise (including payments pursuant to any Insurance Policy) which in any such case is not a Principal Receipt in respect of such Loan;

      S&P and STANDARD & POOR'S means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. and includes any successor to its rating business;

      SALE DATE means the date on which any New Portfolio is sold to the Mortgages Trustee in accordance with CLAUSE 4 of the Mortgage Sale Agreement;

      SASINE TRANSFER means, in relation to Properties situated in Scotland title to which is recorded in the General Register of Sasines, each assignation of the relevant Scottish Loans and their related Scottish Mortgages in the relevant form set out in Schedule 14 to the Mortgage Sale Agreement with such modifications as may be required from time to time;

      SCHEDULED   AMORTISATION  INSTALMENT  means  that  part  of  a  Scheduled
      Amortisation Term Advance which is payable on each of the Scheduled Repayment Dates of that Term Advance;

      SCHEDULED AMORTISATION REPAYMENT RESTRICTIONS means at any time on a Funding 1 Interest Payment Date:

      (a) where there is not a Bullet Accumulation Shortfall at that time, the total amount withdrawn from the Cash Accumulation Ledger on that Funding 1 Interest Payment Date for repayment of the relevant Scheduled Amortisation Instalments shall not exceed the Cash Accumulation Ledger Amount less the Bullet Accumulation Liability at that time; and

      (b)    where there is a Bullet Accumulation Shortfall at that time:

             (i) no amount may be withdrawn from the Cash Accumulation Ledger on that Funding 1 Interest Payment Date to be applied in repayment of the relevant Scheduled Amortisation Instalments; and

             (ii) no amount may be applied in repayment of the relevant Scheduled Amortisation Instalments unless:

                   (A) the sum of the Cash Accumulation Ledger Amount and the amount of Funding 1 Available Principal Receipts after the application of items (a), (b) and (c) and before item (d) of the Funding 1 Pre-Enforcement Principal Priority of Payments,

                        is greater than or equal to

                   (B) the sum of the Bullet Accumulation Liability and the aggregate amount of Scheduled Amortisation Instalments which are due and payable as at that time;

      SCHEDULED AMORTISATION TERM ADVANCE means the Second Issuer Series 3 Term AAA Advance, the Third Issuer Series 3 Term AAA Advance, the Third Issuer Series 4 Term AAA Advances and any New Scheduled Amortisation Term Advance;

      SCHEDULED REPAYMENT DATE in relation to a Term Advance means its Scheduled Repayment Date(s), as defined in the relevant Issuer Master Definitions and Construction Schedule relating to the corresponding class of Issuer Notes;

      SCOTTISH DECLARATION OF TRUST means each declaration of trust entered into among the Seller, the Mortgage Trustee and Funding 1 pursuant to Clauses 4.5(a)(vi) of the Mortgage Sale Agreement substantially in the form set out in Schedule 15 to the Mortgage Sale Agreement;

      SCOTTISH LOAN means a Loan secured by a standard security over a Property located in Scotland;

      SCOTTISH MORTGAGE means a Mortgage securing a Scottish Loan;

      SCOTTISH TRANSFERS means each Sasine Transfer and each SLR Transfer;

      SCOTTISH TRUST PROPERTY has the meaning given to it in the relevant Scottish Declaration of Trust;

      SEARCH INDEMNITY POLICY means the search indemnity policy written by Royal & Sun Alliance Insurance PLC in favour of the Seller and any endorsements or extensions thereto as issued from time to time, or any such similar alternative or replacement policy or policies as may in future be issued in favour of the Seller;

      SEC or SECURITIES AND EXCHANGE COMMISSION means the United States Securities and Exchange Commission;

      SECOND ISSUER means Permanent Financing (No. 2) PLC (registered number 4623188), a public limited company incorporated under the laws of England and Wales, whose registered office is at Blackwell House, Guildhall Yard, London EC2V 5AE;

      SECOND ISSUER CLOSING DATE means on or about 6th March, 2003;

      SECOND ISSUER INTERCOMPANY LOAN AGREEMENT means the Second Issuer Intercompany Loan Confirmation and the Intercompany Loan Terms and Conditions together entered into on the Second Issuer Closing Date by the Second Issuer, Funding 1 and the Security Trustee (as the same may be amended and/or supplemented from time to time);

      SECOND ISSUER SECURITY means the security created by the Second Issuer pursuant to the Second Issuer Deed of Charge in favour of the Second Issuer Secured Creditors;

      SECOND START-UP LOAN means the start-up loan that the Second Start-up Loan Provider has made available to Funding 1 pursuant to the Second Start-up Loan Agreement;

      SECOND START-UP LOAN AGREEMENT means the agreement entered into on the Second Issuer Closing Date between Funding 1, the Second Start-up Loan Provider and the Security Trustee relating to the provision of the Second Start-up Loan to Funding 1 (as the same may be amended and/or supplemented from time to time);

      SECOND START-UP LOAN PROVIDER means Halifax in its capacity as provider of the Second Start-up Loan;

      SECOND SUPPLEMENTAL FUNDING 1 DEED OF CHARGE means the second supplemental Funding 1 deed of charge entered into on or around the date of Fourth Issue Closing Date between Funding 1, [the First Issuer, the Second Issuer, the Third Issuer, the Fourth Issuer,] the Security Trustee, the Mortgages Trustee, [the Cash Manager, the Account Bank, the Funding 1 GIC Provider, the Funding 1 Swap Provider, the First Start-up Loan Provider, the Second Start-up Loan Provider, the Third Start-up Loan Provider and the Fourth Start-up Loan Provider, the Funding 1 Liquidity Facility Provider and the Funding 1 Corporate Services Provider];

      SECURED AMOUNTS means any and all of the moneys and liabilities which an Issuer covenants to pay or discharge under of the relevant Issuer Deed of Charge and all other amounts owed by it to the Beneficiaries under and pursuant to the relevant Transaction Documents;

      SECURITIES ACT means the United States Securities Act of 1933, as amended;

      SECURITY INTEREST or ENCUMBRANCE means any mortgage, sub mortgage, standard security, charge, sub charge, pledge, lien (other than a lien arising in the ordinary course of business or by operation of law) or other encumbrance or security interest howsoever created or arising;

      SECURITY POWER OF ATTORNEY means the power of attorney granted by Funding 1 in favour of the Security Trustee under the Funding 1 Deed of Charge on the Initial Closing Date substantially in the form set out in Schedule 1 to the Funding 1 Deed of Charge;

      SECURITY TRUSTEE means The Bank of New York, acting through its offices at 48th Floor, One Canada Square, London E14 5AL or such other persons or companies as may from time to time be appointed as Security Trustee (or co-trustee) pursuant to the term of the First Issuer Deed of Charge and/or the Second Issuer Deed of Charge and /or the Third Issuer Deed of Charge and/or the Funding 1 Deed of Charge;

      SELLER means Halifax;

      SELLER BANK ACCOUNTS means the bank account(s) of the Seller into which monies may be paid from time to time pursuant to the terms of the Mortgages Trust Deed, details of which will be given to the Mortgages Trustee and Funding 1;

      SELLER POWER OF ATTORNEY means the power of attorney granted by the Seller in favour of Funding 1, the Mortgages Trustee and the Security Trustee on the Initial Closing Date and on the Fourth Issuer Closing Date, substantially in the form set out in Schedule 5 to the Mortgage Sale Agreement;

      SELLER SHARE means, only in respect of the period prior to the first Distribution Date, the Initial Seller Share and thereafter means the Current Seller Share;

      SELLER SHARE PERCENTAGE means, only in respect of the period prior to the
      first  Distribution  Date,  the  Initial   Seller  Share  Percentage  and
      thereafter means the Current Seller Share Percentage;

      SELLER'S POLICY means the originating, underwriting, administration, arrears and enforcement policy applied by the Seller from time to time to loans and the security for their repayment which are beneficially owned solely by the Seller;

      SERVICER means Halifax, or such other person as may from time to time be appointed as servicer of the Portfolio pursuant to the Servicing Agreement;

      SERVICER TERMINATION EVENT means any of the events listed in CLAUSE 21 of the Servicing Agreement;

      SERVICES has the meaning set out in CLAUSE 3.1(A) of the Servicing Agreement;

      SERVICING AGREEMENT means the agreement entered into on the Initial Closing Date between the Servicer, the Mortgages Trustee, the Security Trustee, Funding 1 and the Seller (as amended and restated on the Second Issuer Closing Date, the Third Issuer Closing Date and as further amended and restated on the Fourth Issuer Closing Date and from time to time) pursuant to which the Servicer agrees to administer the Loans and their Related Security comprised in the Portfolio (as the same may be further amended and/or supplemented from time to time);

      SHARE TRUSTEE means, in respect of Holdings, SFM Corporate Services Limited of Blackwell House, Guildhall Yard, London EC2V 5AE; and in respect of Mortgages Trustee, SFM Offshore Limited of 47 Esplanade, St. Helier, Jersey JE1 0BD, Channel Islands;

      SLR TRANSFER means, in relation to Properties situated in Scotland title to which is registered or is in the course of being registered in the Land Register of Scotland, each assignation of the relevant Scottish Loans and their related Scottish Mortgages in the relevant form set out in Schedule 12 to the Mortgage Sale Agreement with such modifications as may be required from time to time;

      STANDARD SECURITY means a standard security as defined in Part II of the Conveyancing and Feudal Reform (Scotland) Act 1970;

      STANDARD DOCUMENTATION means the standard documentation, a list of which is set out in Part 2 of the Exhibit to the Mortgage Sale Agreement and copies of which have been initialled on behalf of the parties thereto for the purposes of identification, or any update or replacement therefor as the Seller may from time to time introduce acting in accordance with the standards of a reasonable, prudent mortgage lender;

      START-UP LOAN AGREEMENTS means the First Start-up Loan Agreement, the Second Start-up Loan Agreement, the Third Start up Loan Agreement, the Fourth Start-up Loan Agreement and any New Start-up Loan Agreements and START-UP LOAN AGREEMENT means any of them;

      START-UP LOAN PROVIDERS means the First Start-up Loan Provider, the Second Start-up Loan Provider, the Third Start-up Loan Provider, the Fourth Start-up Loan Provider or, as the context may require, any New Start-up Loan Provider and START-UP LOAN PROVIDER means any of them;

      START-UP LOANS means the First Start-up Loan, the Second Start-up Loan, the Third Start-up Loan, the Fourth Start-up Loan and any New Start-up Loan;

      STEP-UP DATE means:

      (a) in respect of any Intercompany Loan, the Funding 1 Interest Payment Date on which the interest rate payable in respect of the relevant Term Advances made thereunder increases by a pre-determined amount; and

      (b) in respect of any Notes, the date on which the interest rate payable by the Issuer in respect of those Notes increases by a pre-determined amount;

      SUBSIDIARY means a subsidiary as defined in section 736 of the Companies Act 1985;

      TARGET BUSINESS DAY means a day on which the Trans-European Automated Real-time Gross settlement Express (TARGET) system is open;

      TAX CREDIT means a credit against Tax obtained on the Funding 1 Liquidity Facility Provider's overall net income which the Funding 1 Liquidity Facility Provider is able to identify as attributable to a specific Tax Payment;

      TAX PAYMENT means a payment made by Funding 1 to the Funding 1 Liquidity Facility Provider as per CLAUSE 10.1 of the Funding 1 Liquidity Facility Agreement;

      TAXES means all present and future taxes, levies, imposts, duties (other than stamp duty), fees, deductions, withholdings or charges of any nature whatsoever and wheresoever imposed, including, without limitation, income tax, corporation tax, value added tax or other tax in respect of added value and any franchise, transfer, sales, gross receipts, use, business, occupation, excise, personal property, real property or other tax imposed by any national, local or supranational taxing or fiscal authority or agency together with any penalties, fines or interest thereon and TAX and TAXATION shall be construed accordingly;

      TERM AAA ADVANCES means the First Issuer Term AAA Advances, the Second Issuer Term AAA Advances, the Third Issuer Term AAA Advances, the Fourth Issuer Term AAA Advance and any term AAA advances made by any New Issuer;

      TERM ADVANCE RATING means the designated rating of each Term Advance which reflects the rating assigned to the corresponding class of Notes used to fund each such Term Advance on the relevant Closing Date of that Term Advance;

      TERM ADVANCES has the meaning given in each Issuer Master Definitions and Construction Schedule as prefixed by the definition of each respective Issuer (being by way of example the

      THIRD DEED OF ACCESSION means the third deed of accession to the Funding 1 Deed of Charge entered into on the Fourth Issuer Closing Date between Funding 1, the First Issuer, the Second Issuer, the Third Issuer, the Fourth Issuer the Corporate Services Provider, the Account Bank, the Security Trustee, the Seller, the First Start-up Loan Provider, the Second Start-up Loan Provider, the Third Start-up Loan Provider, the
      Fourth Start-up Loan Provider the Cash Manager, the Funding 1 Swap Provider and the Funding 1 Liquidity Facility Provider as supplemented, amended and/or restated from time to time;

      THIRD ISSUER means Permanent Financing (No. 3) PLC (registered number 4907355), a public limited company incorporated under the laws of England and Wales, whose registered office is at Blackwell House, Guildhall Yard, London EC2V 5AE;

      THIRD ISSUER CLOSING DATE means 25th November, 2003;

      THIRD ISSUER INTERCOMPANY LOAN AGREEMENT means the Third Issuer Intercompany Loan Confirmation and the Intercompany Loan Terms and Conditions together entered into on the Third Issuer Closing Date by the Third Issuer, Funding 1 and the Security Trustee (as the same may be amended and/or supplemented from time to time);

      THIRD ISSUER SECURITY means the security created by the Third Issuer pursuant to the Third Issuer Deed of Charge in favour of the Third Issuer Secured Creditors;

      THIRD PARTY AMOUNTS includes:

      (a) amounts under a direct debit which are repaid to the bank making the payment if such a bank is unable to recoup that amount itself from the customer's account;

      (b) payments by Borrowers of any fees and other charges which are due to the Seller; or

      (c) recoveries in respect of amounts deducted from Loans as described in paragraphs (i) to (iv) of CLAUSE 8.4(A) of the Mortgages Trust Deed, which will belong to and be paid to Funding 1 and/or the Seller as described therein;

      THIRD PARTY COLLECTION AGENT means an entity that shall act as collection agent for the Mortgages Trustee and the Beneficiaries under the Direct Debiting Scheme or any successor to that scheme pursuant to CLAUSE 5.1(A)(I) of the Servicing Agreement;

      THIRD START-UP LOAN means the start-up loan that the Third Start-up Loan Provider has made available to Funding 1 pursuant to the Third Start-up Loan Agreement;

      THIRD START-UP LOAN AGREEMENT means the agreement to be entered into on the Third Issuer Closing Date between Funding 1, the Third Start-up Loan Provider and the Security Trustee relating to the provision of the Third Start-up Loan to Funding 1 (as the same may be amended and/or supplemented from time to time);

      THIRD START-UP LOAN PROVIDER means Halifax in its capacity as provider of the Third Start-up Loan;

      TITLE DEEDS means, in relation to each Loan and its Related Security and the Property relating thereto, all conveyancing deeds, MHA Documentation and all other documents which make up the title to the Property and the security for the Loan and all searches and enquiries undertaken in connection with the grant by the Borrower of the related Mortgage;

      TOTAL PROPERTY means at any time the aggregate amount standing to the credit of the Collection Account and held by Halifax on trust for the Issuer, the Mortgages Trustee and Halifax, subject to and in accordance with the Bank Agreement;

      TRACKER RATE means the rate of interest applicable to a Tracker Rate Loan (before applying any cap or minimum rate);

      TRACKER RATE LOAN means those Loans to the extent that and for such period that their Mortgage Terms provide that they are subject to an interest rate which is linked to a variable interest rate other than the Variable Base Rates. For example, the rate on a Tracker Rate Loan may be set at a margin above sterling LIBOR or above rates set by the Bank of England;

      TRACKER SWAP RATE means a rate linked to the Bank of England repo rate, as shall be determined by the Cash Manager in accordance with the provisions of the Cash Management Agreement;

      TRANSACTION DOCUMENTS means the Funding 1 Agreements, the First Issuer Transaction Documents, the Second Issuer Transaction Documents, the Third Issuer Transaction Documents, the Fourth Issuer Transaction Documents and any documents and agreements to which any New Issuer is a party, the Mortgages Trustee Guaranteed Investment Contract and all other documents and agreements referred to therein;

      TREATY LENDER means a person who is resident (as such term is defined in the appropriate Double Taxation Treaty) in a country with which the United Kingdom has a Double Taxation Treaty giving residents of that country complete exemption from United Kingdom taxation on interest and does not carry on business in the United Kingdom through a permanent establishment with which any payment under the Funding 1 Liquidity Documents is effectively connected;

      TRIGGER EVENT means an Asset Trigger Event and/or a Non-Asset Trigger Event, as the case may be;

      TRUST CORPORATION means a corporation entitled by rules made under the Public Trustee Act 1906 to carry out the functions of a custodian trustee;

      TRUST INDENTURE ACT means the United States Trust Indenture Act of 1939, as amended;

      TRUST PROPERTY means:

      (a) the Initial Trust Property, the Closing Trust Property and any Future Trust Property (together with the proceeds of sale of any of them) including, without limitation, the Mortgage Trustee's whole right, title and beneficial interest in and to all Scottish Trust Property pursuant to any relevant Scottish Declaration of Trust; but excludes any Loans that have been repaid or which have been repurchased by the Seller pursuant to the Mortgage Sale Agreement or other actual adjustments and, for the avoidance of doubt, which are not deemed adjustments to the Trust Property as set out in the Mortgages Trust Deed;

      (b) any increase in the Outstanding Principal Balance of a Loan due to Borrowers taking Payment Holidays or making Underpayments or making drawings under any Flexible Loans;

      (c)    any interest and principal paid by Borrowers on their Loans;

      (d) any other amounts received from Borrowers under their Loans or in respect of their Loans and Related Security (but excluding Third Party Amounts);

      (e) rights under the Insurance Policies that are sold to the Mortgages Trustee or which the Mortgages Trustee has the benefit of; and

      (f) amounts on deposit (and interest earned on those amounts) in the Mortgages Trustee GIC Account;

      less

      (g) any losses in relation to Loans and any actual reductions (and for the avoidance of doubt, not deemed reductions) occurring in respect of the Loans as set out in CLAUSE 8.4(A) of the Mortgages Trust Deed; and

      (h) allocations of Mortgages Trust Available Principal Receipts to the Beneficiaries in accordance with CLAUSE 11 of the Mortgages Trust Deed;

      UK NON-BANK LENDER means a lender within the meaning of paragraph (b) of the definition of QUALIFYING LENDER;

      UNCURED FUNDING 1 REVENUE SHORTFALL has the meaning given to it in Part 1 of Schedule 3 to the Funding 1 Deed of Charge;

      UNDERPAYMENT means a payment made by a Borrower in an amount less than the Monthly Payment then due on the Loan being a sum not exceeding the aggregate of any previous Overpayments;

      UNITED KINGDOM means The United Kingdom of Great Britain and Northern Ireland;

      UNITED STATES means The United States of America;

      UNREGISTERED LAND means land in England and Wales title to which is not, and is not required to be, registered at H.M. Land Registry;

      UNREGISTERED TRANSFER means a deed of transfer of a Mortgage or Mortgages over Unregistered Land substantially in the form set out in Schedule [3] to the Mortgage Sale Agreement with such modifications as may be required from time to time;

      VALUATION REPORT means the valuation report or reports for mortgage purposes, in the form of the pro-forma contained in the Standard Documentation, obtained by the Seller from a Valuer in respect of each Property or a valuation report in respect of a valuation made using a methodology which would be acceptable to a reasonable prudent mortgage lender and which has been approved by the Director of Group Property and Survey of the Seller (or his successor);

      VALUER means an Associate or Fellow of the Royal Institution of Chartered Surveyors or the Incorporated Society of Valuers and Auctioneers who was at the relevant times either a member of a firm which was on the list of Valuers approved by or on behalf of the Seller from time to time or an Associate or Fellow of the Royal Institute of Chartered Surveyors or the Incorporated Society of Valuers and Auctioneers employed in-house by the Seller acting for the Seller in respect of the valuation of a Property;

      VARIABLE BASE RATES means HVR 1, HVR 2 or the Mortgages Trustee Variable Base Rate, as applicable;

      VARIABLE MORTGAGE RATE means the rate of interest which determines the amount of interest payable each month on a Variable Rate Loan;

      VARIABLE RATE LOANS means those Loans to the extent that and for such period that their Mortgage Terms provide that they are subject to a rate of interest which may at any time be varied in accordance with the relevant Mortgage Terms (and shall, for the avoidance of doubt, exclude Loans during the period that they are Fixed Rate Loans or Tracker Rate Loans);

      WAFF means the weighted average repossession frequency in respect of the Portfolio; and

      WALS means the weighted average loss severity in respect of the Portfolio.

2.    INTERPRETATION AND CONSTRUCTION

      Any reference in any Transaction Document or in any document to which this Master Definitions and Construction Schedule is expressed to be incorporated or apply to:

      AFFILIATE of any person shall be construed as a reference to the ultimate holding company of that person or an entity of which that person or its ultimate holding company (a) has direct or indirect control or (b) owns directly or indirectly more than fifty per cent. (50%) of the share capital or similar rights of ownership;

      the ASSETS of any person shall be construed as a reference to the whole or any part of its business, undertakings, property, intellectual property, shares, securities, debts, accounts, revenues (including any right to receive revenues), goodwill, shareholdings and uncalled capital including premium whether now or hereafter acquired and any other assets whatsoever;

      an   AUTHORISATION   includes   an   authorisation,  consent,   approval,
      resolution, licence, exemption, filing or registration;

      DISPOSAL shall be construed as any sale, lease, transfer, conveyance, assignment, assignation, licence, sub-licence or other disposal and DISPOSE shall be construed accordingly;

      a GUARANTEE means any guarantee, bond, indemnity, letter of credit, third party security or other legally binding assurance against financial loss granted by one person in respect of any indebtedness of another person, or any agreement to assume any indebtedness of any other person or to supply funds or to invest in any manner whatsoever in such other person by reason of, or otherwise in relation to, indebtedness of such other person;

      INDEBTEDNESS shall be construed so as to include any obligation (whether incurred as principal or as surety or guarantor) for the payment or repayment of money, whether present or future, actual or contingent;

      a MONTH is a reference to a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month save that, where any such period would otherwise end on a day which is not a business day, it shall end on the next business day, unless that day falls in the calendar month succeeding that in which it would otherwise have ended, in which case it shall end on the preceding business day Provided that, if a period starts on the last business day in a calendar month or if there is no numerically corresponding day in the month in which that period ends, that period shall end on the last business day in that later month (and references to MONTHS shall be construed accordingly);

      a REGULATION includes any regulation, rule, official directive, request or guideline (whether or not having the force of law) of any governmental, inter-governmental or supranational body, agency, department or regulatory, self-regulatory or other authority or organisation;

      VAT means value added tax imposed by the United Kingdom as referred to in the Value Added Tax Act 1994 and legislation (whether delegated or otherwise) replacing the same or supplemental thereto or in any primary or subordinate legislation promulgated by the European Union or any official body or agency thereof, and any similar turnover tax replacing or introduced in addition to any of the same;

      a WHOLLY-OWNED SUBSIDIARY of a company or corporation shall be construed as a reference to any company or corporation which has no other members except that other company or corporation and that other company's or corporation's wholly-owned subsidiaries or persons acting on behalf of that other company or corporation or its wholly-owned subsidiaries; and

      the WINDING-UP, DISSOLUTION or ADMINISTRATION of a company or corporation shall be construed so as to include any equivalent or analogous proceedings under the law of the jurisdiction in which such company or corporation is incorporated or any jurisdiction in which such company or corporation carries on business including the seeking of liquidation, winding-up, bankruptcy, reorganisation, dissolution, administration, arrangement, adjustment, protection or relief of debtors.

2.1 {pound-sterling}, STERLING or POUNDS STERLING denotes the lawful currency for the time being of the United Kingdom and [E] or EURO denotes the single currency introduced at the start of the third stage of European Economic Monetary Union pursuant to the Treaty of Rome of 25th March, 1957, as amended by, inter alia, the Single European Act of 1986 and the Treaty of European Union of 7th February, 1992 and the Treaty of Amsterdam of 2nd October, 1997 establishing the European Community, as further amended from time to time.

2.2 In this Amended and Restated Master Definitions and Construction Schedule and in any of the Transaction Documents in which this Master Definitions and Construction Schedule is expressed to be incorporated or to which this Master Definitions and Construction Schedule is expressed to apply:

      (a) words denoting the singular number only shall include the plural number also and vice versa;

      (b)    words denoting one gender only shall include the other genders;

      (c) words denoting persons only shall include firms and corporations and vice versa;

      (d) references to any statutory provision shall be deemed also to refer to any statutory modification or re-enactment thereof or any statutory instrument, order or regulation made thereunder or under any such re-enactment;

      (e) references to any agreement or other document (including any of the Transaction Documents) shall be deemed also to refer to such agreement or document as amended, varied, supplemented or novated from time to time;

      (f) clause, paragraph and schedule headings are for ease of reference only;

      (g) reference to a statute shall be construed as a reference to such statute as the same may have been, or may from time to time be, amended or re-enacted to the extent such amendment or re-enactment is substantially to the same effect as such statute on the date hereof;

      (h) reference to a time of day shall be construed as a reference to London time (unless otherwise specified); and

      (i)    references   to   any  person  shall  include  references  to  his
             successors, transferees and assigns and assignees and any person deriving title under or through him.

2.3 Any definition that appears in the Funding 1 Agreements or the Mortgages Trustee Guarantee Investment Contract that does not appear in this Amended and Restated Master Definitions and Construction Schedule, shall have the meaning given in the relevant Issuer Master Definitions and Construction Schedule or each Issuer Master Definitions and Construction Schedule, as the context so requires.

2.4 In the event of a conflict between the definitions set out in a relevant Issuer Master Definitions and Construction Schedule and the definitions set out in this Amended and Restated Master Definitions and Construction
      Schedule in any Transaction Document which incorporates both this Amended and Restated Master Definitions and Construction Schedule and an Issuer Master Definitions and Construction Schedule, unless otherwise defined in such Transaction Document or unless the context otherwise requires, the definitions in the Issuer Master Definitions and Construction Schedule shall prevail.

3.    AMENDMENTS

      Subject to CLAUSE 25 of the Funding 1 Deed of Charge (Supplemental Provisions Regarding the Security Trustee), any amendments to this Amended and Restated Master Definitions and Construction Schedule will be made only with the prior written consent of each party to this Amended and Restated Master Definitions and Construction Schedule.

4.    GOVERNING LAW

      This Amended and Restated Master Definitions and Construction Schedule is governed by the laws of England (provided that any terms of this Amended and Restated Master Definitions and Construction Schedule which are particular to Scots law shall be construed in accordance with the laws of Scotland).

                                  SIGNATORIES

FUNDING 1 LIQUIDITY FACILITY PROVIDER

SIGNED by                             )
for and on behalf of                  )
JPMORGAN CHASE BANK                   )



SELLER, SERVICER, BENEFICIARY, CASH MANAGER, ISSUER CASH MANAGER, FUNDING 1 SWAP PROVIDER AND START-UP LOAN PROVIDERS

SIGNED by                             )
for and on behalf of                  )
HALIFAX PLC                           )



FUNDING 1 AND BENEFICIARY

SIGNED by                             )
for and on behalf of                  )
PERMANENT FUNDING (NO. 1) LIMITED     )



MORTGAGES TRUSTEE

SIGNED by                             )
for and on behalf of                  )
PERMANENT MORTGAGES                   )
TRUSTEE LTD                           )



SHARE TRUSTEE  AND MORTGAGES TRUSTEE CORPORATE SERVICES PROVIDER

SIGNED by                             )
for and on behalf of                  )
SFM OFFSHIRE LIMITED                  )


THE FOURTH ISSUER

SIGNED by                             )
for and on behalf of                  )
PERMANENT FINANCING (NO.  4) PLC      )

THE THIRD ISSUER

SIGNED by                             )
for and on behalf of                  )
PERMANENT FINANCING (NO.  3) PLC      )




THE SECOND ISSUER

SIGNED by                             )
for and on behalf of                  )
PERMANENT FINANCING (NO. 2) PLC       )



THE FIRST ISSUER

SIGNED by                             )
for and on behalf of                  )
PERMANENT FINANCING (NO. 1) PLC       )




FUNDING 1 CORPORATE SERVICES PROVIDER AND ISSUER CORPORATE SERVICES PROVIDER

SIGNED by                             )
for and on behalf of                  )
STRUCTURED FINANCE                    )
MANAGEMENT LIMITED                    )



PERMANENT HOLDINGS LIMITED

SIGNED by                             )
for and on behalf of                  )
PERMANENT HOLDINGS LIMITED            )



PERMANENT PECOH LIMITED

SIGNED by                             )
for and on behalf of                  )
PERMANENT PECOH LIMITED               )

THE FIRST ISSUER SECURITY TRUSTEE, THE SECOND ISSUER SECURITY TRUSTEE, THE THIRD ISSUER SECURITY TRUSTEE, THE FOURTH ISSUER SECURITY TRUSTEE AND THE SECURITY TRUSTEE

SIGNED by                             )
THE BANK OF NEW YORK                  )
for and on behalf of                  )



THE FIRST ISSUER NOTE TRUSTEE, THE SECOND ISSUER NOTE TRUSTEE, THE THIRD ISSUER NOTE TRUSTEE AND THE FOURTH ISSUER NOTE TRUSTEE

SIGNED by                             )
THE BANK OF NEW YORK                  )
for and on behalf of                  )



AGENT BANK, PRINCIPAL PAYING AGENT, REGISTRAR AND TRANSFER AGENT FOR THE FIRST ISSUER NOTES THE SECOND ISSUER NOTES, THE THIRD ISSUER NOTES AND THE FOURTH ISSUER NOTES

SIGNED by                             )
for and on behalf of CITIBANK, N.A.   )



ACCOUNT BANK, ISSUER ACCOUNT BANK, MORTGAGE TRUSTEE GIC PROVIDER AND FUNDING 1 GIC PROVIDER

SIGNED by                             )
for and on behalf of THE GOVERNOR AND )
COMPANY OF THE BANK OF                )
SCOTLAND                              )



U.S. PAYING AGENT FOR THE FIRST ISSUER NOTES, THE SECOND ISSUER NOTES, THE THIRD ISSUER NOTES AND THE FOURTH ISSUER NOTES

SIGNED by                             )
for and on behalf of                  )
CITIBANK, N.A., NEW YORK BRANCH       )



SERIES 4 FIRST ISSUER SWAP PROVIDER, SERIES 1 THIRD ISSUER SWAP PROVIDER AND SERIES 2 THIRD ISSUER SWAP PROVIDER

SIGNED by                             )
for and on behalf of                  )
CREDIT SUISSE FIRST BOSTON            )
INTERNATIONAL                         )

SERIES 3 FIRST ISSUER SWAP PROVIDER, SERIES 4 SECOND ISSUER DOLLAR SWAP PROVIDER, SERIES 4 SECOND ISSUER EURO SWAP PROVIDER, SERIES 3 THIRD ISSUER SWAP PROVIDER, SERIES 5 THIRD ISSUER CURRENCY SWAP PROVIDER

SIGNED by                             )
for and on behalf of                  )
BANQUE AIG, LONDON BRANCH             )





SERIES 1 FIRST ISSUER SWAP PROVIDER, SERIES 2 FIRST ISSUER SWAP PROVIDER, SERIES 2 SECOND ISSUER SWAP PROVIDER AND SERIES 4 THIRD ISSUER SWAP PROVIDER

SIGNED by                             )
for and on behalf of                  )
JPMORGAN CHASE BANK                   )



SERIES 1 SECOND ISSUER SWAP PROVIDER AND SERIES 3 SECOND ISSUER SWAP PROVIDER

SIGNED by                             )
for and on behalf of                  )
CDC IXIS CAPITAL MARKETS              )



INTEREST RATE  SWAP PROVIDER

SIGNED by                             )
for and on behalf of                  )
HBOS TREASURY SERVICES PLC            )

[FOURTH ISSUER SWAP PROVIDERS]